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Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

January 31, 2002

INSTITUTIONAL SHARES

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of investment grade fixed income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary	1
What are the Fund's Fees and Expenses?	4
What are the Fund's Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What do Shares Cost?	12
How is the Fund Sold?	13
How to Purchase Shares	13
How to Redeem Shares	15
Account and Share Information	17
Who Manages the Fund?	18
Financial Information	19
Independent Auditor's Report	40

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return. The Fund seeks to provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the Fund's investment adviser (Adviser), benefit from anticipated changes in economic and market conditions. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities, including mortgage backed securities, corporate debt securities and U.S. government obligations. The Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed income securities generally fall when interest rates rise.
  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.
  Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Liquidity Risk. The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 4.54% (quarter ended September 30, 1998). Its lowest quarterly return was (0.87)% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar period ended December 31, 2001. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Total Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Fund	LBAB
1 Year	8.09%	8.44%
5 Years	7.57%	7.43%
Start of Performance[1]	7.81%	7.67%

1 The Fund's Institutional Shares start of performance date was October 1, 1996.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED TOTAL RETURN BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee	None
Shareholder Services Fee[3]	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.83%

1 Although not contractually obligated to do so, the adviser and shareholder service provider waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2001.

Total Waivers of Fund Expenses	0.48%
Total Actual Annual Fund Operating Expenses (after waivers)	0.35%

2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ended November 30, 2001.

3 The shareholder services fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Shares (after the voluntary waiver) was 0.00% for the fiscal year ended November 30, 2001.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 85
3 Years	$ 265
5 Years	$ 460
10 Years	$1,025

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in U.S.-dollar denominated investment-grade fixed income securities. In addition, the Fund may invest in high-yield, non-U.S.-dollar, and emerging market fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.

The Adviser expects that, normally, no more than 10% of the Fund's total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in non-investment grade debt securities. The amount of any unhedged, non-U.S.-dollar securities in the Fund's portfolio will normally not exceed 10% of the Fund's total assets. The maximum amount that the Fund may invest in unhedged, non-U.S.-dollar securities is 20% of the Fund's total assets. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund's portfolio seeking total returns over longer time periods in excess of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB"). The LBAB is a composite index of the domestic investment-grade fixed-rate bond market, represented by the following sectors: government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-backed securities. There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the LBAB.

The Adviser utilizes a four-part decision making process.

  First, the Adviser lengthens or shortens portfolio duration from time to time based on its interest rate outlook. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates.
  Second, the Adviser strategically positions the portfolio based on its expectations for changes in the yield curve. The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.
  Third, the Adviser pursues relative value opportunities within the sectors in which the Fund may invest. The Fund primarily invests in the "core" sectors of the domestic investment-grade debt market represented in the LBAB. However, the Fund may also invest a portion of its assets in non-investment grade debt securities and non-U.S.-dollar debt securities. The Adviser may hedge its investment returns from securities denominated in foreign currencies. A currency hedge is a transaction intended to remove the influence of currency fluctuations on investment returns. The Fund's investment strategy exposes investors to additional risks, which include credit risk, interest rate risk and risks of foreign investing.
  Finally, the Adviser selects individual securities within each sector that it believes may outperform a sector-specific benchmark. For example, the Adviser employs a fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. Similarly, with respect to mortgage-backed debt securities, the Adviser utilizes sophisticated quantitative models to analyze specific characteristics of the underlying pool and find the best available securities in the sector.

This four-part investment process is designed to capture the depth of experience and focus of each of the Adviser's fixed-income sector teams--government, corporate, mortgage-backed, asset-backed, high yield and international.

Because the Fund refers to fixed income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund primarily invests.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a Government Sponsored Entity, or GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed, high yield and certain international fixed income securities primarily by investing in other investment companies (which are not available for general investment by the public) that own those securities and that are advised by an affiliate of the Adviser. These other investment companies are managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

INVESTMENT RATINGS

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some will be non-investment grade at the time of purchase. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

PREPAYMENT RISKS

  Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments, makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

  Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.
  The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
  These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $250,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $250,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers five share classes: Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to retail and private banking customers of financial institutions or to individuals, directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds). The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or
  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 139 mutual funds and a variety of separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of Federated Total Return Series, Inc. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano

Mark E. Durbiano has been the Fund's Portfolio Manager since inception. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Donald T. Ellenberger

Donald T. Ellenberger has been the Fund's Portfolio Manager since November 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Christopher J. Smith

Christopher J. Smith was named a Portfolio Manager of the Fund on June 1, 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Independent Auditors' Report, on page 40.

	Year Ended 11/30/2001	Period Ended 11/30/2000	Year Ended September 30,
		[1]	2000	1999 [2]	1998	1997 [3]
Net Asset Value, Beginning of Period	$10.25	$10.16	$10.18	$10.90	$10.32	$10.00
Income From Investment Operations:
Net investment income	0.67	0.12	0.69	0.63	0.64	0.72
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.43	0.09	(0.01)	(0.70)	0.58	0.32

Total from investment operations	1.10	0.21	0.68	(0.07)	1.22	1.04

Less Distributions:
Distributions from net investment income	(0.67)	(0.12)	(0.69)	(0.63)	(0.64)	(0.72)
Distributions from net realized gain on investments	--	--	(0.01)	(0.02)	--	--

Total distributions	(0.67)	(0.12)	(0.70)	(0.65)	(0.64)	(0.72)

Net Asset Value, End of Period	$10.68	$10.25	$10.16	$10.18	$10.90	$10.32

Total Return[4]	10.99%	2.03%	6.96%	(0.63)%	12.21%	10.52%

Ratios to Average Net Assets:

Expenses	0.35%	0.35%[5]	0.35%	0.35%	0.32%	0.01%

Net investment income	6.32%	6.89%[5]	6.85%	6.10%	6.03%	7.15%

Expense waiver/reimbursement[6]	0.48%	0.50%[5]	0.48%	0.62%	1.09%	4.39%

Supplemental Data:

Net assets, end of period (000 omitted)	$347,242	$233,016	$203,864	$145,428	$98,496	$16,700

Portfolio turnover	68%	9%	49%	97%	75%	101%

1 The Fund has changed its fiscal year end from September 30 to November 30.

2 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from October 1, 1996 (start of performance) to September 30, 1997.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

November 30, 2001

Principal Amount			Value
		CORPORATE BONDS--26.7%
		Aerospace & Defense--0.5%
$2,000,000		Boeing Capital Corp., Sr. Note, 6.50%, 2/15/2012	$2,017,740
1,000,000		Boeing Capital Corp., Sr. Note, 6.68%, 12/1/2003	1,049,010

		TOTAL	3,066,750

		Air Transportation--1.6%
2,950,000		Delta Air Lines, Inc., Pass Thru Cert., 7.57%, 11/18/2012	2,958,142
750,000		Delta Air Lines, Inc., Pass Thru Cert., 7.92%, 11/18/2010	744,660
1,433,998		Northwest Airlines Corp., Pass Thru Cert., 7.935%, 4/1/2019	1,482,940
737,129		Northwest Airlines Corp., Pass Thru Cert., 8.072%, 10/1/2019	764,403
3,000,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	2,792,250

		TOTAL	8,742,395

		Automotive--1.0%
255,000		Ford Motor Co., Unsecured Note, 7.45%, 7/16/2031	241,658
4,000,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	4,122,840
550,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	578,100
650,000		Hertz Corp., Sr. Note, 8.25%, 6/1/2005	682,741

		TOTAL	5,625,339

		Banking--1.1%
150,000		Ahmanson (H.F.) & Co., Sub. Note, 7.875%, 9/1/2004	162,582
2,250,000		Capital One Bank, 6.875%, 2/1/2006	2,237,827
260,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	265,320
550,000		GreenPoint Bank, Sr. Note, 6.70%, 7/15/2002	562,848
1,500,000	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	1,557,251
300,000		Summit Capital Trust I, Company Guarantee, 8.40%, 3/15/2027	316,251
1,250,000		Washington Mutual, Inc., Note, 7.50%, 8/15/2006	1,366,375

		TOTAL	6,468,454

		Beverage & Tobacco--0.2%
1,175,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	1,231,247

		Broadcast Radio & TV--2.1%
2,000,000		AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	2,143,300
2,000,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	2,076,620
3,150,000		Grupo Televisa SA, Note, 8.00%, 9/13/2011	3,157,686
4,000,000		Univision Communications, Inc., Sr. Note, 7.85%, 7/15/2011	4,210,880

		TOTAL	11,588,486

		CORPORATE BONDS--continued
		Cable Television--0.3%
$1,680,000		Continental Cablevision, Deb., 9.50%, 8/1/2013	$1,912,378

		Chemicals & Plastics--0.1%
500,000	[1]	Fertinitro Finance Inc., Company Guarantee, 8.29%, 4/1/2020	354,656

		Consumer Products--0.4%
2,000,000		Alberto-Culver Co., Unsecured Note, 8.25%, 11/1/2005	2,172,180

		Ecological Services & Equipment--0.6%
400,000		USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004	417,424
1,300,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	1,339,182
500,000		Waste Management, Inc., Deb., 8.75%, 5/1/2018	523,975
1,000,000		Waste Management, Inc., Sr. Note, 7.375%, 8/1/2010	1,029,790

		TOTAL	3,310,371

		Education--0.5%
1,800,000		Boston University, MTN, 7.625%, 7/15/2097	1,868,526
725,000		Harvard University, Revenue Bonds, 8.125%, 4/15/2007	831,858

		TOTAL	2,700,384

		Finance--Automotive--0.9%
200,000		General Motors Acceptance Corp., MTN, 6.75%, 6/17/2002	203,598
3,000,000		General Motors Acceptance Corp., Note, 5.75%, 11/10/2003	3,070,890
850,000		General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	841,194
1,000,000		General Motors Acceptance Corp., Note, 7.50%, 7/15/2005	1,047,630

		TOTAL	5,163,312

		Finance--Retail--0.0%
150,000		Household Finance Corp., Sr. Note, 5.875%, 9/25/2004	156,621

		Financial Intermediaries--1.8%
3,310,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	3,434,324
400,000		Bankers Trust Corp., Sub. Note, 8.25%, 5/1/2005	435,392
150,000		Bear Stearns Cos., Inc., Sr. Note, 6.125%, 2/1/2003	154,885
2,000,000	[1]	FMR Corp., Bond, 7.57%, 6/15/2029	2,188,380
750,000		Lehman Brothers Holdings, Inc., Bond, 7.00%, 5/15/2003	787,155
200,000		Lehman Brothers Holdings, Inc., Note, 6.50%, 10/1/2002	206,234
250,000		Lehman Brothers Holdings, Inc., Note, 8.50%, 8/1/2015	288,298
2,250,000		Waddell & Reed Financial, Inc., Note, 7.50%, 1/18/2006	2,350,958

		TOTAL	9,845,626

		Financial Services--0.3%
120,000		FINOVA Group, Inc., Note, 7.50%, 11/15/2009	42,900
		CORPORATE BONDS--continued
		Financial Services--continued
$1,400,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	$1,447,502

		TOTAL	1,490,402

		Food & Drug Retailers--0.1%
150,000		Kroger Co., Company Guarantee, 7.45%, 3/1/2008	162,773
295,000		Safeway, Inc., Note, 6.05%, 11/15/2003	306,281

		TOTAL	469,054

		Food Products--0.2%
950,000	[2]	Kraft Foods, Inc., Note, 5.625%, 11/1/2011	940,177

		Forest Products--0.9%
5,130,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	5,323,298

		Health Care--0.5%
910,000		Guidant Corp., Note, 6.15%, 2/15/2006	925,934
500,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	546,375
1,500,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	1,610,400

		TOTAL	3,082,709

		Industrial Products & Equipment--0.3%
1,900,000		Tyco International Group SA, Note, 6.375%, 10/15/2011	1,921,033

		Insurance--1.0%
400,000		Conseco Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002	322,000
600,000		Delphi Financial Group, Inc., Note, 9.31%, 3/25/2027	461,058
3,750,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	3,913,312
400,000		Hartford Life, Inc., Note, 7.10%, 6/15/2007	432,188
360,000	[1]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	369,774

		TOTAL	5,498,332

		Leisure & Entertainment--0.7%
1,650,000		International Speedway Corp., Company Guarantee 7.875%, 10/15/2004	1,731,642
1,500,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	1,592,640
400,000		Viacom, Inc., Sr. Note, 7.50%, 1/15/2002	402,384

		TOTAL	3,726,666

		Metals & Mining--1.0%
1,534,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	1,640,536
415,000		Inco Ltd., Note, 9.60%, 6/15/2022	425,089
2,000,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	2,089,400
1,200,000	[1]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	1,209,133

		TOTAL	5,364,158

		Oil & Gas--1.9%
800,000		Anadarko Petroleum Corp., Deb., 6.80%, 7/2/2002	818,576
		CORPORATE BONDS--continued
		Oil & Gas--continued
$750,000		Anadarko Petroleum Corp., Unsecured Note, 7.00%, 10/15/2006	$800,295
2,000,000		Conoco Funding Co., Company Guarantee, 7.25%, 10/15/2031	2,094,760
1,000,000		Enterprise Oil PLC, Sr. Note, 7.00%, 5/1/2018	984,390
250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	258,530
1,000,000		Husky Oil Ltd., Sr. Unsecured Deb., 7.55%, 11/15/2016	1,010,100
1,650,000		Pemex Project Funding Master Trust, Company Guarantee, 9.125%, 10/13/2010	1,764,840
2,500,000	[1]	WCG Note Trust, Secured Note, 8.25%, 3/15/2004	2,573,200
750,000	[1]	Yosemite Securities Trust I, Bond, 8.25%, 11/15/2004	116,250

		TOTAL	10,420,941

		Pharmaceutical--0.5%
2,250,000		American Home Products Corp., Note, 6.25%, 3/15/2006	2,351,362
175,000		American Home Products Corp., Note, 7.90%, 2/15/2005	189,747
400,000		Lilly (Eli) & Co., Unsecured Note, 6.57%, 1/1/2016	425,008

		TOTAL	2,966,117

		Printing & Publishing--0.3%
300,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	321,126
1,200,000		Reed Elsevier, Inc., Company Guarantee, 6.75%, 8/1/2011	1,240,908

		TOTAL	1,562,034

		Rail Industry--0.3%
1,850,000		Canadian Pacific Railway Ltd., Bond, 7.125%, 10/15/2031	1,885,187

		Real Estate--1.1%
5,000,000		EOP Operating LP, Note, 7.375%, 11/15/2003	5,308,400
750,000		Sun Communities Operating LP, MTN, 6.77%, 5/16/2005	762,188

		TOTAL	6,070,588

		Retailers--0.9%
2,100,000	[1]	CVS Corp., Note, 5.625%, 3/15/2006	2,118,228
300,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	364,758
650,000	[2]	Shopko Stores, Inc., Sr. Note 8.50%, 3/15/2002	650,000
400,000		Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022	266,000
1,515,000		Target Corp., Note, 5.40%, 10/1/2008	1,510,743

		TOTAL	4,909,729

		Services--0.0%
248,000		Stewart Enterprises, Inc., Note, 6.40%, 5/1/2003	249,860

		Supranational--0.2%
1,000,000		Corp Andina De Fomento, Note, 7.375%, 1/18/2011	1,037,070

		CORPORATE BONDS--continued
		Technology Services--1.1%
$2,000,000		Computer Sciences Corp., Unsecured Note, 7.375%, 6/15/2011	$2,093,640
1,565,000		Dell Computer Corp., Sr. Unsecured Deb., 7.10%, 4/15/2028	1,505,530
2,750,000		Unisys Corp., Sr. Note, 8.125%, 6/1/2006	2,832,500

		TOTAL	6,431,670

		Telecommunications & Cellular--3.0%
1,000,000		AT&T Canada, Inc., Sr. Note, 10.625%, 11/1/2008	722,500
600,000		AT&T Canada, Inc., Sr. Note, 12.00%, 8/15/2007	432,750
2,500,000	[1]	AT&T Corp., Sr. Note, 7.30%, 11/15/2011	2,531,350
950,000	[1]	AT&T Wireless Services, Sr. Note, 7.875%, 3/1/2011	1,022,922
1,800,000		Citizens Communications Co., Sr. Unsecured Note, 9.25%, 5/15/2011	2,034,594
2,300,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	2,381,029
1,050,000		Intermedia Communications, Inc., Sr. Sub. Note, Series B, 12.25%, 3/1/2009	924,000
3,175,000		Telecom de Puerto Rico, Company Guarantee, 6.15%, 5/15/2002	3,218,180
3,750,000		WorldCom, Inc., Note, 7.50%, 5/15/2011	3,846,338

		TOTAL	17,113,663

		Utilities--1.3%
600,000		Cincinnati Gas and Electric Co., Deb, 6.35%, 6/15/2003	619,242
1,050,000		Edison Mission Holdings Co., Sr. Secured Note, 8.734%, 10/1/2026	1,074,937
3,250,000		FirstEnergy Corp., Sr. Unsecured Note, 7.375%, 11/15/2031	3,171,577
250,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	230,383
1,000,000	[1]	PSEG Power LLC, Sr. Note, 7.75%, 4/15/2011	1,078,270
900,000		Utilicorp United, Inc., Sr. Note, 7.95%, 2/1/2011	962,460

		TOTAL	7,136,869

		TOTAL CORPORATE BONDS (IDENTIFIED COST $147,461,226)	149,937,756

		ASSET-BACKED SECURITIES--1.8%
		Structured Product--1.5%
920,205	[1]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	955,578
2,000,000		Chase Credit Card Owner Trust 1999-3, Class A, 6.66%, 1/15/2007	2,139,880
750,000		Citibank Credit Card Master Trust 1997-6, Class A, 6.323%, 8/15/2006	675,274
1,900,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	1,948,037
211,679	[1]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	190,511
2,438,446		Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/25/2031	2,435,398

		TOTAL	8,344,678

		Whole Loan--0.3%
1,500,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	1,623,060
		ASSET-BACKED SECURITIES--continued
		Whole Loan--continued
$331,064	[1]	SMFC Trust Asset-Backed Certificates 1997-A, Class 4, 7.7191%, 1/28/2025	$261,230

		TOTAL	1,884,290

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $9,838,146)	10,228,968

		GOVERNMENT AGENCIES--7.5%

1,000,000		Federal Home Loan Bank System, 5.785%, 3/17/2003	1,035,100
100,000		Federal Home Loan Bank System, Series 6K05, 7.52%, 3/28/2005	101,604
200,000		Federal Home Loan Bank System, Series KS08, 5.665%, 9/11/2008	206,540
100,000		Federal Home Loan Bank System, Series MY02, 6.16%, 6/21/2002	102,125
100,000		Federal Home Loan Bank System, Series PJ08, 5.485%, 11/12/2008	102,301
8,500,000		Federal Home Loan Mortgage Corp., 5.625%, 3/15/2011	8,661,415
9,000,000		Federal Home Loan Mortgage Corp., 5.75%, 3/15/2009	9,302,220
100,000		Federal Home Loan Mortgage Corp., 6.22%, 6/24/2008	102,366
2,500,000	[2]	Federal Home Loan Mortgage Corp., 6.625%, 9/15/2009	2,714,625
8,000,000		Federal National Mortgage Association, 5.50%, 2/15/2006	8,350,880
1,400,000	[2]	Federal National Mortgage Association, 5.625%, 5/14/2004	1,471,484
300,000		Federal National Mortgage Association, 6.27%, 2/13/2008	307,521
500,000		Federal National Mortgage Association, 6.75%, 7/30/2007	512,355
1,900,000	[2]	Federal National Mortgage Association, 6.50%, 8/15/2004	2,040,809
5,000,000		Federal National Mortgage Association, 8.30%, 5/27/2010	5,343,000
675,000		Private Export Funding Corp., 7.30%, 1/31/2002	680,319
1,000,000		Tennessee Valley Authority, Series C, 6.00%, 3/15/2013	1,015,130

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $39,873,913)	42,049,794

		SOVEREIGN GOVERNMENT--4.6%
5,200,000		Australia, Government of, Bond, 7.50%, 7/15/2005	2,925,094
2,100,000		Austria, Government of, 3.90%, 10/20/2005	1,874,595
2,000,000		Belgium, Government of, Bond, 4.75%, 9/28/2005	1,837,643
3,000,000		Canada, Government of, 5.00%, 9/1/2004	1,978,278
16,000,000		Denmark, Kingdom of, 5.00%, 8/15/2005	1,972,320
1,700,000		France, Government of, Bond, 5.00%, 10/25/2011	1,558,555
1,950,000		Germany, Government of, Bond, 4.50%, 8/18/2006	1,779,387
3,300,000		Italy, Government of, 4.50%, 5/1/2009	2,936,628
1,000,000		Korea Development Bank, Sr. Unsub., 6.50%, 11/15/2002	1,031,330
8,700,000		Poland, Government of, Bond, 8.50%, 6/12/2005	2,049,733
1,000,000		Quebec, Province of, 5.50%, 4/11/2006	1,030,950
3,300,000		Spain, Government of, Bond, 5.15%, 7/30/2009	3,059,870
1,200,000		United Kingdom, Government of, Deb., 8.50%, 12/7/2005	1,947,006

		TOTAL SOVEREIGN GOVERNMENT (IDENTIFIED COST $25,832,652)	25,981,389

Principal Amount or Shares			Value
		U.S. TREASURY SECURITIES--16.4%
		U.S. Treasury Bonds--10.9%
$2,215,000	[2]	5.25%, 11/15/2028	$2,137,807
18,500,000	[2]	5.375%, 2/15/2031	18,786,565
1,343,000	[2]	6.00%, 2/15/2026	1,418,745
3,000,000	[2]	6.125%, 11/15/2027	3,246,510
6,000,000		6.25%, 5/15/2030	6,708,000
4,200,000	[2]	6.25%, 8/15/2023	4,560,696
2,000,000		6.50%, 11/15/2026	2,252,140
7,700,000		7.25%, 5/15/2016	9,104,018
3,700,000		8.125%, 5/15/2021	4,834,124
3,200,000		8.125%, 8/15/2019	4,135,776
1,210,000	[2]	8.75%, 5/15/2017	1,624,897
1,400,000		9.875%, 11/15/2015	2,021,544
300,000		11.75%, 11/15/2014	437,229

		TOTAL	61,268,051

		U.S. Treasury Notes--5.5%
10,220,000	[2]	3.50%, 1/15/2011	10,294,299
7,500,000	[2]	5.00%, 2/15/2011	7,644,375
7,000,000	[2]	5.00%, 8/15/2011	7,137,550
2,900,000	[2]	6.00%, 8/15/2009	3,152,590
400,000		6.25%, 2/28/2002	404,448
2,000,000	[2]	6.50%, 2/15/2010	2,243,300

		TOTAL	30,876,562

		TOTAL U.S. TREASURY SECURITIES (IDENTIFIED COST $89,927,896)	92,144,613

		PREFERRED STOCKS--0.3%
		Financial Intermediaries--0.2%
21,000		Citigroup, Inc., Series F, Cumulative Pfd., 6.365%	1,034,250

		Telecommunications & Cellular--0.1%
3,800		AT&T Corp., Pfd., 8.72%	94,810
20,000		AT&T Corp., Pfd., 10.00%	508,000

		TOTAL	602,810

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,631,396)	1,637,060

		WARRANTS--0.0%
4,750	[3]	Arcadia Financial Ltd., Warrants (IDENTIFIED COST $0)	48

Shares			Value
		MUTUAL FUNDS--40.8%
19,696,323		Federated Mortgage Core Portfolio	$199,523,756
17,152,578		Federated Prime Value Obligations Fund, Class IS	17,152,578
1,917,934		High Yield Bond Portfolio	12,658,364

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $223,460,655)	229,334,698

		TOTAL INVESTMENTS (IDENTIFIED COST $538,025,884)[4]	$551,314,326

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At November 30, 2001, these securities amounted to $20,967,996 which represents 3.7% of net assets.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 Non-income producing.

4 The cost of investments for federal tax purposes amounts to $538,938,169. The net unrealized appreciation of investments on a federal tax basis amounts to $12,376,157 which is comprised of $15,141,865 appreciation and $2,765,708 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($561,783,891) at November 30, 2001.

The following acronym is used throughout this portfolio:

MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statement

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $538,025,884)		$551,314,326
Cash		5,572
Cash denominated in foreign currency (identified cost $33,750)		33,750
Income receivable		4,261,386
Receivable for investments sold		5,794,463
Receivable for shares sold		2,582,436

TOTAL ASSETS		563,991,933

Liabilities:
Payable for shares redeemed	$297,592
Income distribution payable	1,775,254
Accrued expenses	135,196

TOTAL LIABILITIES		2,208,042

Net assets for 52,595,000 shares outstanding		$561,783,891

Net Assets Consist of:
Paid in capital		$546,684,379
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		13,289,638
Accumulated net realized gain on investments and foreign currency transactions		1,853,468
Distributions in excess of net investment income		(43,594)

TOTAL NET ASSETS		$561,783,891

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($347,242,019 ÷ 32,509,133 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share		$10.68

Institutional Service Shares:
Net asset value per share ($190,475,716 ÷ 17,832,920 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share		$10.68

Class A Shares:
Net asset value per share ($7,301,516 ÷ 683,533 shares outstanding)		$10.68

Offering price per share (100/95.50 of $10.68)[1]		$11.18

Redemption proceeds per share		$10.68

Class B Shares:
Net asset value per share ($12,877,469 ÷ 1,205,517 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (94.50/100 of $10.68)[1]		$10.09

Class C Shares:
Net asset value per share ($3,887,171 ÷ 363,897 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (99.00/100 of $10.68)[1]		$10.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends			$12,270,816
Interest			17,238,092

TOTAL INCOME			29,508,908

Expenses:
Investment adviser fee		$1,771,267
Administrative personnel and services fee		333,396
Custodian fees		28,688
Transfer and dividend disbursing agent fees and expenses		99,432
Directors'/Trustees' fees		5,040
Auditing fees		10,235
Legal fees		2,317
Portfolio accounting fees		153,510
Distribution services fee--Institutional Service Shares		346,497
Distribution services fee--Class A Shares		1,816
Distribution services fee--Class B Shares		13,798
Distribution services fee--Class C Shares		4,472
Shareholder services fee--Institutional Shares		752,639
Shareholder services fee--Institutional Service Shares		346,497
Shareholder services fee--Class A Shares		1,816
Shareholder services fee--Class B Shares		4,600
Shareholder services fee--Class C Shares		1,491
Share registration costs		86,943
Printing and postage		44,341
Insurance premiums		1,386
Taxes		39,844
Miscellaneous		4,734

TOTAL EXPENSES		4,054,759

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,022,959)
Reimbursement of investment adviser fee	(590)
Waiver of distribution services fee--Institutional Service Shares	(277,198)
Waiver of shareholder services fee--Institutional Shares	(752,639)

TOTAL WAIVERS AND REIMBURSEMENT		(2,053,386)

Net expenses			2,001,373

Net investment income			27,507,535

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,911,022
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			12,910,301

Net realized and unrealized gain on investments and foreign currency transactions			15,821,323

Change in net assets resulting from operations			$43,328,858

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 11/30/2001	Period Ended 11/30/2000 [1]	Year Ended 9/30/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,507,535	$ 3,278,140	$14,128,168
Net realized gain (loss) on investments and foreign currency transactions	2,911,022	(103,878)	(997,252)
Net realized gain on capital distributions from other investment companies	--	--	20,187
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	12,910,301	2,959,712	1,925,534

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	43,328,858	6,133,974	15,076,637

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(19,049,314)	(2,392,799)	(11,557,062)
Institutional Service Shares	(8,302,161)	(853,188)	(2,641,368)
Class A Shares	(39,737)	--	--
Class B Shares	(90,303)	--	--
Class C Shares	(28,223)	--	--
Distributions from net realized gain on investments
Institutional Shares	--	--	(117,737)
Institutional Service Shares	--	--	(13,144)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,509,738)	(3,245,987)	(14,329,311)

Share Transactions:
Proceeds from sale of shares	390,815,068	46,458,276	222,621,787
Proceeds from shares issued in connection with the tax free transfer of assets from First Bank Chesterfield	4,491,019	--	--
Proceeds from shares issued in connection with the taxable transfer of assets from First Bank Chesterfield	2,870,369	--	--
Proceeds from shares issued in connection with the tax free transfer of assets from Central National Bank of Enid	4,497,860	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	8,600,068	949,586	4,040,580
Cost of shares redeemed	(181,008,248)	(14,147,874)	(114,662,440)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	230,266,136	33,259,988	111,999,927

Change in net assets	246,085,256	36,147,975	112,747,253

Net Assets:
Beginning of period	315,698,635	279,550,660	166,803,407

End of period (including undistributed net investment income of $9,565 at November 30, 2000)	$561,783,891	$315,698,635	$279,550,660

1 The Fund has changed its fiscal year end from September 30 to November 30.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers five classes of shares: Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares. During the period, the Fund added the following share classes:

Effective Date	Class Name
August 16, 2001	Class A Shares
August 3, 2001	Class B Shares
August 2, 2001	Class C Shares

The investment objective of the Fund is to provide total return.

On December 15, 2000, the Fund received a tax-free transfer of assets from the First Bank Fixed-Income Fund B common trust and a taxable transfer of assets from the First Bank Fixed-Income Fund D collective trust, as follows:

Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Depreciation Included in Tax-Free Net Assets Received	[1]
433,078	276,795	$4,491,019	$2,870,369	$122,578

Net Assets of Fund Prior to Combination	Net Assets of Common and Collective Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
$321,807,689	$7,361,388	$329,169,077

On May 18, 2001, the Fund received a tax-free transfer of assets from Central Bank of Enid, a Common Trust Fund as follows:

Institutional Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
431,243	$4,497,860	$22,545		$438,418,606	$4,497,860	$442,916,466

1 Unrealized depreciation is included in the Tax-Free Transfer of Common Trust Fund Net Assets Received amount shown above.

2 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income securities, asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Federated Core Trust, ("Core Trust") which is managed by Federated Investment Management Company, the Fund's Adviser. Core Trust is an open-end management company, registered under the Investment Company Act of 1940, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to seek total return by investing in a diversified portfolio of mortgage-backed fixed income securities. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. Additional information regarding High Yield Bond Portfolio and/or Federated Mortgage Core Portfolio is available upon request.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$50,956	$(50,956)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2001, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$49,723,824	$51,345,799

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000
Institutional Service Shares	1,000,000,000
Class A Shares	1,000,000,000
Class B Shares	1,000,000,000
Class C Shares	1,000,000,000

TOTAL	5,000,000,000

Transactions in capital stock were as follows:

	Year Ended 11/30/2001		Period Ended 11/30/2000[1]		Year Ended 9/30/2000
Institutional Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,649,644	$207,084,621	3,608,927	$36,726,438	14,928,718	$149,925,308
Shares issued in connection with the tax free transfer of assets from First Bank Chesterfield	433,078	4,491,019	--	--	--	--
Shares issued in connection with the taxable transfer of assets from First Bank Chesterfield	276,795	2,870,369	--	--	--	--
Shares issued in connection with the tax free transfer of assets from Central Bank of Enid	431,243	4,497,860	--	--	--	--
Shares issued to shareholders in payment of distributions declares	508,170	5,367,730	66,140	675,195	303,579	3,050,770
Shares redeemed	(11,514,355)	(121,309,299)	(1,020,535)	(10,362,571)	(9,442,584)	(94,718,804)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	9,784,575	$103,002,300	2,654,532	$27,039,062	5,789,713	$58,257,274

	Year Ended 11/30/2001		Period Ended 11/30/2000[1]		Year Ended 9/30/2000
Institutional Service Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,058,031	$158,926,659	957,690	$9,731,838	7,240,323	$72,696,479
Shares issued to shareholders in payment of distributions declared	295,306	3,126,624	26,881	274,391	98,417	989,810
Shares redeemed	(5,583,961)	(58,957,507)	(372,467)	(3,785,303)	(1,986,423)	(19,943,636)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	9,769,376	$103,095,776	612,104	$6,220,926	5,352,317	$53,742,653

	Year Ended 11/30/2001[2]
Class A Shares:	Shares	Amount
Shares sold	689,585	$7,424,980
Shares issued to shareholders in payment of distributions declared	1,832	19,637
Shares redeemed	(7,884)	(84,302)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	683,533	$7,360,315

	Year Ended 11/30/2001[3]
Class B Shares:	Shares	Amount
Shares sold	1,260,111	$13,493,325
Shares issued to shareholders in payment of distributions declared	6,308	67,746
Shares redeemed	(60,902)	(653,067)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,205,517	$12,908,004

	Year Ended 11/30/2001[4]
Class C Shares:	Shares	Amount
Shares sold	362,565	$3,885,483
Shares issued to shareholders in payment of distributions declared	1,707	18,331
Shares redeemed	(375)	(4,073)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	363,897	$3,899,741

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,806,898	$230,266,136	3,266,636	$33,259,988	11,142,030	$111,999,927

1 Reflects operations for the period from October 1, 2000 to November 30, 2000, due to fiscal year end change.

2 Reflects operations for the period from August 16, 2001 (start of performance) to November 30, 2001.

3 Reflects operations for the period from August 3, 2001 (start of performance) to November 30, 2001.

4 Reflects operations for the period from August 2, 2001 (start of performance) to November 30, 2001.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares, Class A, Class B and Class C Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares, Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.25%
Class A	0.25%
Class B	0.75%
Class C	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government and short-term securities, (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$357,031,526
Sales	$184,072,816

Purchases and sales of long-term U.S. government securities for the year ended November 30, 2001, were as follows:

Purchases	$140,790,794
Sales	$112,684,382

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc., as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the periods ended November 30, 2001 and 2000 and the year ended September 30, 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 30, 1998 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Total Return Bond Fund as of November 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

January 9, 2002

A Statement of Additional Information (SAI) dated January 31, 2002, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

[Logo of Federated]

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc.
2002 ©Federated Investors, Inc.

Cusip 31428Q101

G01721-01-IS (1/02)

[Logo of Federated]

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

January 31, 2002

INSTITUTIONAL SERVICE SHARES

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of investment grade fixed income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary	1
What are the Fund's Fees and Expenses?	4
What are the Fund's Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What do Shares Cost?	12
How is the Fund Sold?	13
How to Purchase Shares	13
How to Redeem Shares	15
Account and Share Information	17
Who Manages the Fund?	17
Financial Information	19
Independent Auditors' Report	40

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return. The Fund seeks to provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the Fund's investment adviser (Adviser), benefit from anticipated changes in economic and market conditions. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities, including mortgage backed securities, corporate debt securities and U.S. government obligations. The Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed income securities generally fall when interest rates rise.
  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.
  Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Liquidity Risk. The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The bar chart shows the variability of the Fund's Institutional Service Shares total returns on a calendar year-end basis.

The Fund's Institutional Service Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional Service Shares highest quarterly return was 4.47% (quarter ended September 30, 1998). Its lowest quarterly return was (0.95)% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Service Shares Average Annual Total Returns for the calendar period ended December 31, 2001. The table shows the Fund's Institutional Service Shares total returns averaged over a period of years relative to the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Total Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Institutional Service Shares	LBAB
1 Year	7.77%	8.44%
5 Years	7.25%	7.43%
Start of Performance[1]	7.49%	7.67%

1 The Fund's Institutional Service Shares start of performance date was October 1, 1996.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED TOTAL RETURN BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Service Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%
Distribution (12b-1) Fee[3]	0.25%
Shareholder Services Fee	0.25%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	1.08%
1 Although not contractually obligated to do so, the adviser and distributor waived certain amounts. These are shown below along with the net expenses the Fund actually paid for the fiscal year ended November 30, 2001.
Total Waivers of Fund Expenses	0.43%
Total Actual Annual Fund Operating Expenses (after waivers)	0.65%
2 The adviser voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.17% for the fiscal year ended November 30, 2001.
3 A portion of the distribution (12b-1) fee has been voluntarily waived. This voluntary waiver can be terminated at any time. The distribution (12b-1) fee paid by the Fund's Institutional Service Shares (after the voluntary waiver) was 0.05% for the fiscal year ended November 30, 2001.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Institutional Service Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Service Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Service Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$ 110
3 Years	$ 343
5 Years	$ 595
10 Years	$1,317

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in U.S.-dollar denominated investment-grade fixed income securities. In addition, the Fund may invest in high-yield, non-U.S.-dollar, and emerging market fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.

The Adviser expects that, normally, no more than 10% of the Fund's total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in non-investment grade debt securities. The amount of any unhedged, non-U.S.-dollar securities in the Fund's portfolio will normally not exceed 10% of the Fund's total assets. The maximum amount that the Fund may invest in unhedged, non-U.S.-dollar securities is 20% of the Fund's total assets. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund's portfolio seeking total returns over longer time periods in excess of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB"). The LBAB is a composite index of the domestic investment-grade fixed-rate bond market, represented by the following sectors: government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-backed securities. There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the LBAB.The Adviser utilizes a four-part decision making process.

  First, the Adviser lengthens or shortens portfolio duration from time to time based on its interest rate outlook. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates.
  Second, the Adviser strategically positions the portfolio based on its expectations for changes in the yield curve. The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.
  Third, the Adviser pursues relative value opportunities within the sectors in which the Fund may invest The Fund primarily invests in the "core" sectors of the domestic investment-grade debt market represented in the LBAB. However, the Fund may also invest a portion of its assets in non-investment grade debt securities and non-U.S.-dollar debt securities. The Adviser may hedge its investment returns from securities denominated in foreign currencies. A currency hedge is a transaction intended to remove the influence of currency fluctuations on investment returns. The Fund's investment strategy exposes investors to additional risks, which include credit risk, interest rate risk, currency risk and risks of foreign investing.
  Finally, the Adviser selects individual securities within each sector that it believes may outperform a sector-specific benchmark. For example, the Adviser employs a fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. Similarly, with respect to mortgage-backed debt securities, the Adviser utilizes sophisticated quantitative models to analyze specific characteristics of the underlying pool and find the best available securities in the sector.

This four-part investment process is designed to capture the depth of experience and focus of each of the Adviser's fixed-income sector teams--government, corporate, mortgage-backed, asset-backed, high yield and international.

Because the Fund refers to fixed income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund primarily invests.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a Government Sponsored Entity, or GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund considers an issuer to be based outside the United States if:

  it is organized under the laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed, high yield and certain international fixed income securities primarily by investing in other investment companies (which are not available for general investment by the public) that own those securities and that are advised by an affiliate of the Adviser. These other investment companies are managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

INVESTMENT RATINGS

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some will be non-investment grade at the time of purchase. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

PREPAYMENT RISKS

  Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.
  Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.
  The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
  These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV). From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. The Fund does not charge a front-end sales charge. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The required minimum initial investment for Fund Shares is $25,000. There is no required minimum subsequent investment amount. An account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund. Accounts established through investment professionals may be subject to a smaller minimum investment amount. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

How is the Fund Sold?

The Fund offers five share classes: Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Institutional Service Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to retail and private banking customers of financial institutions or to individuals, directly or through investment professionals.

The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Institutional Service Shares. Because these shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional or directly from the Fund. The Fund reserves the right to reject any request to purchase Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and
  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds). The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

How to Redeem Shares

You should redeem Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days; or

  a redemption is payable to someone other than the shareholder(s) of record.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund no longer issues share certificates. If you are redeeming Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption request. For your protection, send your certificates by registered or certified mail, but do not endorse them.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases and redemptions. In addition, you will receive periodic statements reporting all account activity, including dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 139 mutual funds and a variety of separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of Federated Total Return Series, Inc. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano

Mark E. Durbiano has been the Fund's Portfolio Manager since inception. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Donald T. Ellenberger

Donald T. Ellenberger has been the Fund's Portfolio Manager since November 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Christopher J. Smith

Christopher J. Smith was named a Portfolio Manager of the Fund on June 1, 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Reference is made to the Independent Auditors' Report, on page 40.

	Year Ended 11/30/2001	Period Ended 11/30/2000 [1]	Year Ended September 30,
			2000	1999 [2]	1998	1997 [3]
Net Asset Value, Beginning of Period	$10.25	$10.16	$10.18	$10.90	$10.32	$10.00
Income From Investment Operations:
Net investment income	0.64	0.11	0.66	0.60	0.61	0.69
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.43	0.09	(0.01)	(0.70)	0.58	0.32

TOTAL FROM INVESTMENT OPERATIONS	1.07	0.20	0.65	(0.10)	1.19	1.01

Less Distributions:
Distributions from net investment income	(0.64)	(0.11)	(0.66)	(0.60)	(0.61)	(0.69)
Distributions from net realized gain on investments	--	--	(0.01)	(0.02)	--	--

TOTAL DISTRIBUTIONS	(0.64)	(0.11)	(0.67)	(0.62)	(0.61)	(0.69)

Net Asset Value, End of Period	$10.68	$10.25	$10.16	$10.18	$10.90	$10.32

Total Return[4]	10.66%	1.98%	6.64%	(0.93)%	11.87%	10.22%

Ratios to Average Net Assets:

Expenses	0.65%	0.65%[5]	0.65%	0.65%	0.63%	0.31%

Net investment income	5.99%	6.58%[5]	6.64%	5.80%	5.70%	6.71%

Expense waiver/reimbursement[6]	0.43%	0.45%[5]	0.43%	0.57%	1.03%	4.59%

Supplemental Data:

Net assets, end of period (000 omitted)	$190,476	$82,682	$75,687	$21,376	$13,425	$2,289

Portfolio turnover	68%	9%	49%	97%	75%	101%

1 The Fund has changed its fiscal year end from September 30 to November 30.

2 Beginning with the year ended September 30, 1999, the Fund was audited by Deloitte & Touche LLP. Each of the previous years was audited by other auditors.

3 Reflects operations for the period from October 1, 1996 (start of performance) to September 30, 1997.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

November 30, 2001

Principal Amount			Value
		CORPORATE BONDS--26.7%
		Aerospace & Defense--0.5%
$2,000,000		Boeing Capital Corp., Sr. Note, 6.50%, 2/15/2012	$2,017,740
1,000,000		Boeing Capital Corp., Sr. Note, 6.68%, 12/1/2003	1,049,010

		TOTAL	3,066,750

		Air Transportation--1.6%
2,950,000		Delta Air Lines, Inc., Pass Thru Cert., 7.57%, 11/18/2012	2,958,142
750,000		Delta Air Lines, Inc., Pass Thru Cert., 7.92%, 11/18/2010	744,660
1,433,998		Northwest Airlines Corp., Pass Thru Cert., 7.935%, 4/1/2019	1,482,940
737,129		Northwest Airlines Corp., Pass Thru Cert., 8.072%, 10/1/2019	764,403
3,000,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	2,792,250

		TOTAL	8,742,395

		Automotive--1.0%
255,000		Ford Motor Co., Unsecured Note, 7.45%, 7/16/2031	241,658
4,000,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	4,122,840
550,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	578,100
650,000		Hertz Corp., Sr. Note, 8.25%, 6/1/2005	682,741

		TOTAL	5,625,339

		Banking--1.1%
150,000		Ahmanson (H.F.) & Co., Sub. Note, 7.875%, 9/1/2004	162,582
2,250,000		Capital One Bank, 6.875%, 2/1/2006	2,237,827
260,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	265,320
550,000		GreenPoint Bank, Sr. Note, 6.70%, 7/15/2002	562,848
1,500,000	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	1,557,251
300,000		Summit Capital Trust I, Company Guarantee, 8.40%, 3/15/2027	316,251
1,250,000		Washington Mutual, Inc., Note, 7.50%, 8/15/2006	1,366,375

		TOTAL	6,468,454

		Beverage & Tobacco--0.2%
1,175,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	1,231,247

		Broadcast Radio & TV--2.1%
2,000,000		AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	2,143,300
2,000,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	2,076,620
3,150,000		Grupo Televisa SA, Note, 8.00%, 9/13/2011	3,157,686
4,000,000		Univision Communications, Inc., Sr. Note, 7.85%, 7/15/2011	4,210,880

		TOTAL	11,588,486

		CORPORATE BONDS--continued
		Cable Television--0.3%
$1,680,000		Continental Cablevision, Deb., 9.50%, 8/1/2013	$1,912,378

		Chemicals & Plastics--0.1%
500,000	[1]	Fertinitro Finance Inc., Company Guarantee, 8.29%, 4/1/2020	354,656

		Consumer Products--0.4%
2,000,000		Alberto-Culver Co., Unsecured Note, 8.25%, 11/1/2005	2,172,180

		Ecological Services & Equipment--0.6%
400,000		USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004	417,424
1,300,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	1,339,182
500,000		Waste Management, Inc., Deb., 8.75%, 5/1/2018	523,975
1,000,000		Waste Management, Inc., Sr. Note, 7.375%, 8/1/2010	1,029,790

		TOTAL	3,310,371

		Education--0.5%
1,800,000		Boston University, MTN, 7.625%, 7/15/2097	1,868,526
725,000		Harvard University, Revenue Bonds, 8.125%, 4/15/2007	831,858

		TOTAL	2,700,384

		Finance--Automotive--0.9%
200,000		General Motors Acceptance Corp., MTN, 6.75%, 6/17/2002	203,598
3,000,000		General Motors Acceptance Corp., Note, 5.75%, 11/10/2003	3,070,890
850,000		General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	841,194
1,000,000		General Motors Acceptance Corp., Note, 7.50%, 7/15/2005	1,047,630

		TOTAL	5,163,312

		Finance--Retail--0.0%
150,000		Household Finance Corp., Sr. Note, 5.875%, 9/25/2004	156,621

		Financial Intermediaries--1.8%
3,310,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	3,434,324
400,000		Bankers Trust Corp., Sub. Note, 8.25%, 5/1/2005	435,392
150,000		Bear Stearns Cos., Inc., Sr. Note, 6.125%, 2/1/2003	154,885
2,000,000	[1]	FMR Corp., Bond, 7.57%, 6/15/2029	2,188,380
750,000		Lehman Brothers Holdings, Inc., Bond, 7.00%, 5/15/2003	787,155
200,000		Lehman Brothers Holdings, Inc., Note, 6.50%, 10/1/2002	206,234
250,000		Lehman Brothers Holdings, Inc., Note, 8.50%, 8/1/2015	288,298
2,250,000		Waddell & Reed Financial, Inc., Note, 7.50%, 1/18/2006	2,350,958

		TOTAL	9,845,626

		Financial Services--0.3%
120,000		FINOVA Group, Inc., Note, 7.50%, 11/15/2009	42,900
1,400,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	1,447,502

		TOTAL	1,490,402

		CORPORATE BONDS--continued
		Food & Drug Retailers--0.1%
$150,000		Kroger Co., Company Guarantee, 7.45%, 3/1/2008	$162,773
295,000		Safeway, Inc., Note, 6.05%, 11/15/2003	306,281

		TOTAL	469,054

		Food Products--0.2%
950,000	[2]	Kraft Foods, Inc., Note, 5.625%, 11/1/2011	940,177

		Forest Products--0.9%
5,130,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	5,323,298

		Health Care--0.5%
910,000		Guidant Corp., Note, 6.15%, 2/15/2006	925,934
500,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	546,375
1,500,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	1,610,400

		TOTAL	3,082,709

		Industrial Products & Equipment--0.3%
1,900,000		Tyco International Group SA, Note, 6.375%, 10/15/2011	1,921,033

		Insurance--1.0%
400,000		Conseco Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002	322,000
600,000		Delphi Financial Group, Inc., Note, 9.31%, 3/25/2027	461,058
3,750,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	3,913,312
400,000		Hartford Life, Inc., Note, 7.10%, 6/15/2007	432,188
360,000	[1]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	369,774

		TOTAL	5,498,332

		Leisure & Entertainment--0.7%
1,650,000		International Speedway Corp., Company Guarantee 7.875%, 10/15/2004	1,731,642
1,500,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	1,592,640
400,000		Viacom, Inc., Sr. Note, 7.50%, 1/15/2002	402,384

		TOTAL	3,726,666

		Metals & Mining--1.0%
1,534,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	1,640,536
415,000		Inco Ltd., Note, 9.60%, 6/15/2022	425,089
2,000,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	2,089,400
1,200,000	[1]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	1,209,133

		TOTAL	5,364,158

		Oil & Gas--1.9%
800,000		Anadarko Petroleum Corp., Deb., 6.80%, 7/2/2002	818,576
750,000		Anadarko Petroleum Corp., Unsecured Note, 7.00%, 10/15/2006	800,295
2,000,000		Conoco Funding Co., Company Guarantee, 7.25%, 10/15/2031	2,094,760
1,000,000		Enterprise Oil PLC, Sr. Note, 7.00%, 5/1/2018	984,390
		CORPORATE BONDS--continued
		Oil & Gas--continued
$250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	$258,530
1,000,000		Husky Oil Ltd., Sr. Unsecured Deb., 7.55%, 11/15/2016	1,010,100
1,650,000		Pemex Project Funding Master Trust, Company Guarantee, 9.125%, 10/13/2010	1,764,840
2,500,000	[1]	WCG Note Trust, Secured Note, 8.25%, 3/15/2004	2,573,200
750,000	[1]	Yosemite Securities Trust I, Bond, 8.25%, 11/15/2004	116,250

		TOTAL	10,420,941

		Pharmaceutical--0.5%
2,250,000		American Home Products Corp., Note, 6.25%, 3/15/2006	2,351,362
175,000		American Home Products Corp., Note, 7.90%, 2/15/2005	189,747
400,000		Lilly (Eli) & Co., Unsecured Note, 6.57%, 1/1/2016	425,008

		TOTAL	2,966,117

		Printing & Publishing--0.3%
300,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	321,126
1,200,000		Reed Elsevier, Inc., Company Guarantee, 6.75%, 8/1/2011	1,240,908

		TOTAL	1,562,034

		Rail Industry--0.3%
1,850,000		Canadian Pacific Railway Ltd., Bond, 7.125%, 10/15/2031	1,885,187

		Real Estate--1.1%
5,000,000		EOP Operating LP, Note, 7.375%, 11/15/2003	5,308,400
750,000		Sun Communities Operating LP, MTN, 6.77%, 5/16/2005	762,188

		TOTAL	6,070,588

		Retailers--0.9%
2,100,000	[1]	CVS Corp., Note, 5.625%, 3/15/2006	2,118,228
300,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	364,758
650,000	[2]	Shopko Stores, Inc., Sr. Note 8.50%, 3/15/2002	650,000
400,000		Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022	266,000
1,515,000		Target Corp., Note, 5.40%, 10/1/2008	1,510,743

		TOTAL	4,909,729

		Services--0.0%
248,000		Stewart Enterprises, Inc., Note, 6.40%, 5/1/2003	249,860

		Supranational--0.2%
1,000,000		Corp Andina De Fomento, Note, 7.375%, 1/18/2011	1,037,070

		Technology Services--1.1%
2,000,000		Computer Sciences Corp., Unsecured Note, 7.375%, 6/15/2011	2,093,640
1,565,000		Dell Computer Corp., Sr. Unsecured Deb., 7.10%, 4/15/2028	1,505,530
2,750,000		Unisys Corp., Sr. Note, 8.125%, 6/1/2006	2,832,500

		TOTAL	6,431,670

		CORPORATE BONDS--continued
		Telecommunications & Cellular--3.0%
$1,000,000		AT&T Canada, Inc., Sr. Note, 10.625%, 11/1/2008	$722,500
600,000		AT&T Canada, Inc., Sr. Note, 12.00%, 8/15/2007	432,750
2,500,000	[1]	AT&T Corp., Sr. Note, 7.30%, 11/15/2011	2,531,350
950,000	[1]	AT&T Wireless Services, Sr. Note, 7.875%, 3/1/2011	1,022,922
1,800,000		Citizens Communications Co., Sr. Unsecured Note, 9.25%, 5/15/2011	2,034,594
2,300,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	2,381,029
1,050,000		Intermedia Communications, Inc., Sr. Sub. Note, Series B, 12.25%, 3/1/2009	924,000
3,175,000		Telecom de Puerto Rico, Company Guarantee, 6.15%, 5/15/2002	3,218,180
3,750,000		WorldCom, Inc., Note, 7.50%, 5/15/2011	3,846,338

		TOTAL	17,113,663

		Utilities--1.3%
600,000		Cincinnati Gas and Electric Co., Deb, 6.35%, 6/15/2003	619,242
1,050,000		Edison Mission Holdings Co., Sr. Secured Note, 8.734%, 10/1/2026	1,074,937
3,250,000		FirstEnergy Corp., Sr. Unsecured Note, 7.375%, 11/15/2031	3,171,577
250,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	230,383
1,000,000	[1]	PSEG Power LLC, Sr. Note, 7.75%, 4/15/2011	1,078,270
900,000		Utilicorp United, Inc., Sr. Note, 7.95%, 2/1/2011	962,460

		TOTAL	7,136,869

		TOTAL CORPORATE BONDS (IDENTIFIED COST $147,461,226)	149,937,756

		ASSET-BACKED SECURITIES--1.8%
		Structured Product--1.5%
920,205	[1]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	955,578
2,000,000		Chase Credit Card Owner Trust 1999-3, Class A, 6.66%, 1/15/2007	2,139,880
750,000		Citibank Credit Card Master Trust 1997-6, Class A, 6.323%, 8/15/2006	675,274
1,900,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	1,948,037
211,679	[1]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	190,511
2,438,446		Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/25/2031	2,435,398

		TOTAL	8,344,678

		Whole Loan--0.3%
1,500,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	1,623,060
331,064	[1]	SMFC Trust Asset-Backed Certificates 1997-A, Class 4, 7.7191%, 1/28/2025	261,230

		TOTAL	1,884,290

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $9,838,146)	10,228,968

		GOVERNMENT AGENCIES--7.5%
$1,000,000		Federal Home Loan Bank System, 5.785%, 3/17/2003	$1,035,100
100,000		Federal Home Loan Bank System, Series 6K05, 7.52%, 3/28/2005	101,604
200,000		Federal Home Loan Bank System, Series KS08, 5.665%, 9/11/2008	206,540
100,000		Federal Home Loan Bank System, Series MY02, 6.16%, 6/21/2002	102,125
100,000		Federal Home Loan Bank System, Series PJ08, 5.485%, 11/12/2008	102,301
8,500,000		Federal Home Loan Mortgage Corp., 5.625%, 3/15/2011	8,661,415
9,000,000		Federal Home Loan Mortgage Corp., 5.75%, 3/15/2009	9,302,220
100,000		Federal Home Loan Mortgage Corp., 6.22%, 6/24/2008	102,366
2,500,000	[2]	Federal Home Loan Mortgage Corp., 6.625%, 9/15/2009	2,714,625
8,000,000		Federal National Mortgage Association, 5.50%, 2/15/2006	8,350,880
1,400,000	[2]	Federal National Mortgage Association, 5.625%, 5/14/2004	1,471,484
300,000		Federal National Mortgage Association, 6.27%, 2/13/2008	307,521
500,000		Federal National Mortgage Association, 6.75%, 7/30/2007	512,355
1,900,000	[2]	Federal National Mortgage Association, 6.50%, 8/15/2004	2,040,809
5,000,000		Federal National Mortgage Association, 8.30%, 5/27/2010	5,343,000
675,000		Private Export Funding Corp., 7.30%, 1/31/2002	680,319
1,000,000		Tennessee Valley Authority, Series C, 6.00%, 3/15/2013	1,015,130

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $39,873,913)	42,049,794

		SOVEREIGN GOVERNMENT--4.6%
5,200,000		Australia, Government of, Bond, 7.50%, 7/15/2005	2,925,094
2,100,000		Austria, Government of, 3.90%, 10/20/2005	1,874,595
2,000,000		Belgium, Government of, Bond, 4.75%, 9/28/2005	1,837,643
3,000,000		Canada, Government of, 5.00%, 9/1/2004	1,978,278
16,000,000		Denmark, Kingdom of, 5.00%, 8/15/2005	1,972,320
1,700,000		France, Government of, Bond, 5.00%, 10/25/2011	1,558,555
1,950,000		Germany, Government of, Bond, 4.50%, 8/18/2006	1,779,387
3,300,000		Italy, Government of, 4.50%, 5/1/2009	2,936,628
1,000,000		Korea Development Bank, Sr. Unsub., 6.50%, 11/15/2002	1,031,330
8,700,000		Poland, Government of, Bond, 8.50%, 6/12/2005	2,049,733
1,000,000		Quebec, Province of, 5.50%, 4/11/2006	1,030,950
3,300,000		Spain, Government of, Bond, 5.15%, 7/30/2009	3,059,870
1,200,000		United Kingdom, Government of, Deb., 8.50%, 12/7/2005	1,947,006

		TOTAL SOVEREIGN GOVERNMENT (IDENTIFIED COST $25,832,652)	25,981,389

Principal Amount or Shares			Value
		U.S. TREASURY SECURITIES--16.4%
		U.S. Treasury Bonds--10.9%
$2,215,000	[2]	5.25%, 11/15/2028	$2,137,807
18,500,000	[2]	5.375%, 2/15/2031	18,786,565
1,343,000	[2]	6.00%, 2/15/2026	1,418,745
3,000,000	[2]	6.125%, 11/15/2027	3,246,510
6,000,000		6.25%, 5/15/2030	6,708,000
4,200,000	[2]	6.25%, 8/15/2023	4,560,696
2,000,000		6.50%, 11/15/2026	2,252,140
7,700,000		7.25%, 5/15/2016	9,104,018
3,700,000		8.125%, 5/15/2021	4,834,124
3,200,000		8.125%, 8/15/2019	4,135,776
1,210,000	[2]	8.75%, 5/15/2017	1,624,897
1,400,000		9.875%, 11/15/2015	2,021,544
300,000		11.75%, 11/15/2014	437,229

		TOTAL	61,268,051

		U.S. Treasury Notes--5.5%
10,220,000	[2]	3.50%, 1/15/2011	10,294,299
7,500,000	[2]	5.00%, 2/15/2011	7,644,375
7,000,000	[2]	5.00%, 8/15/2011	7,137,550
2,900,000	[2]	6.00%, 8/15/2009	3,152,590
400,000		6.25%, 2/28/2002	404,448
2,000,000	[2]	6.50%, 2/15/2010	2,243,300

		TOTAL	30,876,562

		TOTAL U.S. TREASURY SECURITIES (IDENTIFIED COST $89,927,896)	92,144,613

		PREFERRED STOCKS--0.3%
		Financial Intermediaries--0.2%
21,000		Citigroup, Inc., Series F, Cumulative Pfd., 6.365%	1,034,250

		Telecommunications & Cellular--0.1%
3,800		AT&T Corp., Pfd., 8.72%	94,810
20,000		AT&T Corp., Pfd., 10.00%	508,000

		TOTAL	602,810

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,631,396)	1,637,060

		WARRANTS--0.0%
4,750	[3]	Arcadia Financial Ltd., Warrants (IDENTIFIED COST $0)	48

Shares			Value
		MUTUAL FUNDS--40.8%
19,696,323		Federated Mortgage Core Portfolio	$199,523,756
17,152,578		Federated Prime Value Obligations Fund, Class IS	17,152,578
1,917,934		High Yield Bond Portfolio	12,658,364

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $223,460,655)	229,334,698

		TOTAL INVESTMENTS (IDENTIFIED COST $538,025,884)[4]	$551,314,326

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At November 30, 2001, these securities amounted to $20,967,996 which represents 3.7% of net assets.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 Non-income producing.

4 The cost of investments for federal tax purposes amounts to $538,938,169. The net unrealized appreciation of investments on a federal tax basis amounts to $12,376,157 which is comprised of $15,141,865 appreciation and $2,765,708 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($561,783,891) at November 30, 2001.

The following acronym is used throughout this portfolio:

MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $538,025,884)		$551,314,326
Cash		5,572
Cash denominated in foreign currency (identified cost $33,750)		33,750
Income receivable		4,261,386
Receivable for investments sold		5,794,463
Receivable for shares sold		2,582,436

TOTAL ASSETS		563,991,933

Liabilities:
Payable for shares redeemed	$297,592
Income distribution payable	1,775,254
Accrued expenses	135,196

TOTAL LIABILITIES		2,208,042

Net assets for 52,595,000 shares outstanding		$561,783,891

Net Assets Consist of:
Paid in capital		$546,684,379
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		13,289,638
Accumulated net realized gain on investments and foreign currency transactions		1,853,468
Distributions in excess of net investment income		(43,594)

TOTAL NET ASSETS		$561,783,891

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
Net asset value per share ($347,242,019 ÷ 32,509,133 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share		$10.68

Institutional Service Shares:
Net asset value per share ($190,475,716 ÷ 17,832,920 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share		$10.68

Class A Shares:
Net asset value per share ($7,301,516 ÷ 683,533 shares outstanding)		$10.68

Offering price per share (100/95.50 of $10.68)[1]		$11.18

Redemption proceeds per share		$10.68

Class B Shares:
Net asset value per share ($12,877,469 ÷ 1,205,517 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (94.50/100 of $10.68)[1]		$10.09

Class C Shares:
Net asset value per share ($3,887,171 ÷ 363,897 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (99.00/100 of $10.68)[1]		$10.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends			$12,270,816
Interest			17,238,092

TOTAL INCOME			29,508,908

Expenses:
Investment adviser fee		$1,771,267
Administrative personnel and services fee		333,396
Custodian fees		28,688
Transfer and dividend disbursing agent fees and expenses		99,432
Directors'/Trustees' fees		5,040
Auditing fees		10,235
Legal fees		2,317
Portfolio accounting fees		153,510
Distribution services fee--Institutional Service Shares		346,497
Distribution services fee--Class A Shares		1,816
Distribution services fee--Class B Shares		13,798
Distribution services fee--Class C Shares		4,472
Shareholder services fee--Institutional Shares		752,639
Shareholder services fee--Institutional Service Shares		346,497
Shareholder services fee--Class A Shares		1,816
Shareholder services fee--Class B Shares		4,600
Shareholder services fee--Class C Shares		1,491
Share registration costs		86,943
Printing and postage		44,341
Insurance premiums		1,386
Taxes		39,844
Miscellaneous		4,734

TOTAL EXPENSES		4,054,759

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,022,959)
Reimbursement of investment adviser fee	(590)
Waiver of distribution services fee--Institutional Service Shares	(277,198)
Waiver of shareholder services fee--Institutional Shares	(752,639)

TOTAL WAIVERS AND REIMBURSEMENT		(2,053,386)

Net expenses			2,001,373

Net investment income			27,507,535

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,911,022
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			12,910,301

Net realized and unrealized gain on investments and foreign currency transactions			15,821,323

Change in net assets resulting from operations			$43,328,858

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 11/30/2001	Period Ended 11/30/2000 [1]	Year Ended 9/30/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,507,535	$3,278,140	$14,128,168
Net realized gain (loss) on investments and foreign currency transactions	2,911,022	(103,878)	(997,252)
Net realized gain on capital distributions from other investment companies	--	--	20,187
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	12,910,301	2,959,712	1,925,534

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	43,328,858	6,133,974	15,076,637

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(19,049,314)	(2,392,799)	(11,557,062)
Institutional Service Shares	(8,302,161)	(853,188)	(2,641,368)
Class A Shares	(39,737)	--	--
Class B Shares	(90,303)	--	--
Class C Shares	(28,223)	--	--
Distributions from net realized gain on investments
Institutional Shares	--	--	(117,737)
Institutional Service Shares	--	--	(13,144)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,509,738)	(3,245,987)	(14,329,311)

Share Transactions:
Proceeds from sale of shares	390,815,068	46,458,276	222,621,787
Proceeds from shares issued in connection with the tax free transfer of assets from First Bank Chesterfield	4,491,019	--	--
Proceeds from shares issued in connection with the taxable transfer of assets from First Bank Chesterfield	2,870,369	--	--
Proceeds from shares issued in connection with the tax free transfer of assets from Central National Bank of Enid	4,497,860	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	8,600,068	949,586	4,040,580
Cost of shares redeemed	(181,008,248)	(14,147,874)	(114,662,440)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	230,266,136	33,259,988	111,999,927

Change in net assets	246,085,256	36,147,975	112,747,253

Net Assets:
Beginning of period	315,698,635	279,550,660	166,803,407

End of period (including undistributed net investment income of $9,565 at November 30, 2000).	$561,783,891	$315,698,635	279,550,660

1 The Fund has changed its fiscal year end from September 30 to November 30.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers five classes of shares: Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares. During the period, the Fund added the following share classes:

Effective Date	Class Name
August 16, 2001	Class A Shares
August 3, 2001	Class B Shares
August 2, 2001	Class C Shares

The investment objective of the Fund is to provide total return.

On December 15, 2000, the Fund received a tax-free transfer of assets from the First Bank Fixed-Income Fund B common trust and a taxable transfer of assets from the First Bank Fixed-Income Fund D collective trust, as follows:

Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Depreciation Included in Tax-Free Net Assets Received	[1]
433,078	276,795	$4,491,019	$2,870,369	$122,578

Net Assets of Fund Prior to Combination		Net Assets of Common and Collective Trust Fund Immediately Prior to Combination		Net Assets of Fund Immediately After Combination
$321,807,689		$7,361,388		$329,169,077

On May 18, 2001, the Fund received a tax-free transfer of assets from Central Bank of Enid, a Common Trust Fund as follows:

Institutional Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
431,243	$4,497,860	$22,545		$438,418,606	$4,497,860	$442,916,466

1 Unrealized depreciation is included in the Tax-Free Transfer of Common Trust Fund Net Assets Received amount shown above.

2 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income securities, asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Federated Core Trust, ("Core Trust") which is managed by Federated Investment Management Company, the Fund's Adviser. Core Trust is an open-end management company, registered under the Investment Company Act of 1940, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to seek total return by investing in a diversified portfolio of mortgage-backed fixed income securities. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. Additional information regarding High Yield Bond Portfolio and/or Federated Mortgage Core Portfolio is available upon request.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$50,956	$(50,956)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2001, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$49,723,824	$51,345,799

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000
Institutional Service Shares	1,000,000,000
Class A Shares	1,000,000,000
Class B Shares	1,000,000,000
Class C Shares	1,000,000,000

TOTAL	5,000,000,000

Transactions in capital stock were as follows:

	Year Ended 11/30/2001		Period Ended 11/30/2000[1]		Year Ended 9/30/2000
Institutional Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,649,644	$207,084,621	3,608,927	$36,726,438	14,928,718	$149,925,308
Shares issued in connection with the tax free transfer of assets from First Bank Chesterfield	433,078	4,491,019	--	--	--	--
Shares issued in connection with the taxable transfer of assets from First Bank Chesterfield	276,795	2,870,369	--	--	--	--
Shares issued in connection with the tax free transfer of assets from Central Bank of Enid	431,243	4,497,860	--	--	--	--
Shares issued to shareholders in payment of distributions declared	508,170	5,367,730	66,140	675,195	303,579	3,050,770
Shares redeemed	(11,514,355)	(121,309,299)	(1,020,535)	(10,362,571)	(9,442,584)	(94,718,804)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	9,784,575	$103,002,300	2,654,532	$27,039,062	5,789,713	$58,257,274

	Year Ended 11/30/2001		Period Ended 11/30/2000[1]		Year Ended 9/30/2000
Institutional Service Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,058,031	$158,926,659	957,690	$9,731,838	7,240,323	$72,696,479
Shares issued to shareholders in payment of distributions declared	295,306	3,126,624	26,881	274,391	98,417	989,810
Shares redeemed	(5,583,961)	(58,957,507)	(372,467)	(3,785,303)	(1,986,423)	(19,943,636)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	9,769,376	$103,095,776	612,104	$6,220,926	5,352,317	$53,742,653

	Year Ended 11/30/2001[2]
Class A Shares:	Shares	Amount
Shares sold	689,585	$7,424,980
Shares issued to shareholders in payment of distributions declared	1,832	19,637
Shares redeemed	(7,884)	(84,302)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	683,533	$7,360,315

	Year Ended 11/30/2001[3]
Class B Shares:	Shares	Amount
Shares sold	1,260,111	$13,493,325
Shares issued to shareholders in payment of distributions declared	6,308	67,746
Shares redeemed	(60,902)	(653,067)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,205,517	$12,908,004

	Year Ended 11/30/2001[4]
Class C Shares:	Shares	Amount
Shares sold	362,565	$3,885,483
Shares issued to shareholders in payment of distributions declared	1,707	18,331
Shares redeemed	(375)	(4,073)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	363,897	$3,899,741

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,806,898	$230,266,136	3,266,636	$33,259,988	11,142,030	$111,999,927

1 Reflects operations for the period from October 1, 2000 to November 30, 2000, due to fiscal year end change.

2 Reflects operations for the period from August 16, 2001 (start of performance) to November 30, 2001.

3 Reflects operations for the period from August 3, 2001 (start of performance) to November 30, 2001.

4 Reflects operations for the period from August 2, 2001 (start of performance) to November 30, 2001.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares, Class A, Class B and Class C Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares, Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.25%
Class A	0.25%
Class B	0.75%
Class C	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government and short-term securities, (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$357,031,526
Sales	$184,072,816

Purchases and sales of long-term U.S. government securities for the year ended November 30, 2001, were as follows:

Purchases	$140,790,794
Sales	$112,684,382

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc., as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the periods ended November 30, 2001 and 2000 and the year ended September 30, 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 30, 1998 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Total Return Bond Fund as of November 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
January 9, 2002

A Statement of Additional Information (SAI) dated January 31, 2002, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

[Logo of Federated]

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc.
2002 ©Federated Investors, Inc.

Cusip 31428Q507

G01721-03-SS (1/02)

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2002

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the Institutional Shares and Institutional Service Shares prospectuses for Federated Total Return Bond Fund (Fund), dated January 31, 2002.

Obtain the prospectuses and the Annual Report's Management's Discussion of Fund Performance without charge by calling
1-800-341-7400.

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

G01722-02 (1/02)

Federated is a registered mark of Federated Investors, Inc.
2002 ©Federated Investors, Inc.

CONTENTS

How is the Fund Organized?	1
Investment Strategy	1
Securities in Which the Fund Invests	3
What do Shares Cost?	10
How is the Fund Sold?	10
Subaccounting Services	10
Redemption in Kind	11
Account and Share Information	11
Tax Information	11
Who Manages and Provides Services to the Fund?	12
How does the Fund Measure Performance?	15
Who is Federated Investors, Inc.?	16
Investment Ratings	17
Addresses	19

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. The Fund changed its name from Federated Government Total Return Fund to Federated Total Return Bond Fund on May 15, 1996.

The Board of Directors (the Board) has established five classes of shares of the Fund, known as Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares (Shares). This SAI relates to Institutional Shares and Institutional Service Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Investment Strategy

The Fund pursues its investment objective by investing primarily in U.S.-dollar denominated investment-grade fixed income securities. In addition, the Fund may invest in high-yield, non-U.S.-dollar, and emerging market fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. Investment grade debt securities are rated BBB or higher by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser. Non-investment grade securities are rated BB or lower by a NRSRO, or of comparable quality if unrated.

The Adviser actively manages the Fund's portfolio seeking total return over longer time periods in excess of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB''). This index covers the investment grade fixed income securities market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-backed securities. These major sectors are subdivided into more specific indices.

The Fund invests in each of these sectors but may also invest a portion of its portfolio in foreign investment grade debt securities and domestic or foreign non-investment grade securities. Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment grade debt securities. The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

The Adviser utilizes the following four-part decision making process in order to create a diversified, risk-adjusted portfolio.

  First, the Adviser may lengthen or shorten portfolio duration from time to time based on its interest rate outlook. "Duration'' measures the sensitivity of a security's price to changes in interest rates. The Adviser adjusts the portfolio's duration by buying and selling securities of different maturities. There are no limits on the duration of a security that the Adviser may purchase. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. The average duration of the portfolio is normally within +/- 20% of the duration of the LBAB, however, the duration of the Fund's portfolio is not limited as a matter of investment policy.

  With respect to its general duration management strategy, the Adviser tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

  The Adviser's interest rate outlook is the most important factor in selecting the methods used to manage the duration of the portfolio. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors such as:

  -- Current and expected U.S. growth;

  -- Current and expected interest rates and inflation;

  -- The U.S. Federal Reserve Board's monetary policy; and

  -- Changes in the supply of or demand for U.S. government securities.

  There is no assurance that the Adviser will be successful in its efforts to forecast market interest rates and assess relative risks and the impact of market interest rates on particular securities.

  Second, the Adviser strategically positions the portfolio based on its expectations for changes in the yield curve. The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

  In constructing a portfolio with a targeted average duration, the adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates. As a general matter, the adviser typically structures the portfolio in one of the following ways:

  -- A "bulleted" portfolio structure consists primarily of securities with durations close to the portfolio's average duration. The Adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to increase.

  -- A "barbelled" portfolio structure consists primarily of securities with durations above and below the average duration. The Adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to decrease.

  -- A "laddered" portfolio structure consists of securities with durations above, below, and at the average duration. The Adviser may use this structure, for example, when it expects longer term and shorter term interest rates to change by approximately the same amount. Generally, when a laddered portfolio structure is used, it is designed so that the durations of the securities in the portfolio are consistent with the durations of the securities in the portfolio's benchmark.

  Third, the Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that is expected to offer the best balance between total return and risk and thus offer the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of sector-specific economic and market indicators in order to arrive at the projected yield "spread" of each security. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) A security's projected spread is then weighed against the spread at which the security can currently be purchased.

  In making the sector allocations, the Adviser considers the historical performance of each sector, risk present in a sector and a variety of economic and market indicators, which include the following:

  -- Asset-backed securities are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. The quality of the underlying assets will determine the risk and potential return of these securities. The Fund generally invests in higher-quality, lower-risk asset-backed securities which provide a return that normally exceeds U.S. Treasury securities. Asset-backed securities are generally issued by private issuers and expose investors to interest rate, credit and prepayment risks.

  -- Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage backed agency securities to compensate for this prepayment risk, as well as credit risk if they are issued by private issuers.

  -- Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. The Adviser invests the Fund's portfolio, seeking the higher relative returns of available corporate debt securities, while attempting to limit the associated credit risk.

  -- The Fund may invest a portion of its portfolio in non-investment grade fixed income securities. The non-investment grade securities in which the Fund invests generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest in non-investment grade debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser.

  -- Foreign fixed income securities, particularly lower-rated foreign debt securities, also generally offer higher yields than domestic fixed income securities, as compensation for higher credit risks of the issuers. In order to diversify the Fund's holdings and to gain exposure to a foreign market, the Adviser may invest a portion of the Fund's assets in debt securities issued either by foreign governments or by companies based outside of the United States. Securities of foreign companies may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than those of United States companies.

  Finally, the Adviser's attempts to select individual securities that it believes may outperform a sector-specific benchmark or provide better returns than U.S. Treasury securities of comparable duration. Through ongoing relative value analysis, the Adviser generally compares current yield differences of securities to their historical and expected yield differences. The Adviser also considers the sector-specific risks when making individual security selections on behalf of the portfolio. The following are examples of this analysis:

  -- The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting these securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

  -- The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities and asset-backed securities that are less likely to default in the payment of principal and interest. The Adviser looks a variety of factors to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting corporate fixed income securities, the Adviser analyzes a company's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return. In selecting asset-backed securities, the Adviser analyzes the quality and composition of the underlying assets and issuer.

  -- In selecting foreign fixed income securities, the Adviser analyzes relative credit quality of issuers. The adviser focuses on credit analysis because, normally, changes in market interest rates are a small component of investment return for these securities compared to the impact of changes in credit quality. This is especially true with respect to the prices of high yield, lower rated bonds, which will decline or rise more due to deterioration or improvement in the issuer's credit quality than due to a rise or fall in market interest rates. The Adviser analyzes credit by first performing fundamental analyses of several countries to find relatively favorable economic conditions, and then performing fundamental analyses of available securities in selected countries. In selecting countries, the Adviser analyzes a country's general economic condition and outlook, including its interest rates, foreign exchange rates and current account balance. The Adviser then analyzes the country's financial condition, including its credit ratings, government budget, tax base, outstanding public debt and the amount of public debt held outside the country. The Adviser also considers how developments in other countries in the region or world might affect these factors. Using its analysis, the Adviser attempts to identify countries with favorable characteristics, such as strengthening economy, favorable inflation rate, sound budget policy or strong public commitment to repay government debt. Similar to the analysis of domestic corporate debt issuers, the Adviser analyzes the business, competitive position, and financial condition of a foreign corporate debt issuer to assess whether the security's credit risk is commensurate with its potential return.

This four-part investment process is designed to capture the depth of experience and focus of each of the Adviser's fixed-income sector teams--government, corporate, mortgage-backed, asset-backed, high yield and international.

Because the Fund refers to fixed-income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments.

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs AND POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of pass through instruments or asset-backed bonds. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and cou ld result in increased expenses and losses to the Fund.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity risks.

The Fund may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy and sell financial and foreign currency futures contracts

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

  Buy call options on financial and foreign currency futures contracts in anticipation of an increase in the value of the underlying asset;
  Buy put options on portfolio securities, financial and foreign currency futures contracts in anticipation of a decrease in the value of the underlying asset; and
  Buy or write options to close out existing options positions.

The Fund may also write call options on portfolio securities, financial and foreign currency futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may also write put options on financial and foreign currency futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter- fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and Bank Loan Rate.

INVESTMENT RATINGS

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a Nationally Recognized Rating Service (Rating Service) or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a Rating Service or unrated. When the Fund invests in fixed income securities some will be non-investment grade at the time of purchase. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk but a higher yield than comparable rated securities.

Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Interest Rate Risks

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call and Prepayment Risks

  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
  Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.
  Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.
  The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Liquidity Risks

  Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Complex CMOs

  CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Risks Associated with Noninvestment Grade Securities

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.
  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

  The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.
  With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Leverage Risks

  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short or Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.

Concentration of Investments

The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).

The above limitations cannot be changed by the Board of Directors (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940. The following limitation, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

Investing in Illiquid Securities

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, interest rate swaps, non-negotiable fixed-time deposits with maturities over seven days, and certain restricted securities not determined by the Directors to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money, pledge securities or engage in reverse repurchase agreements during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over- the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker- dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

What do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

RULE 12B-1 PLAN (INSTITUTIONAL SERVICE SHARES)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services Company. (These fees do not come out of Fund assets.) The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of January 2, 2002, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: Milards & Co., Oaks, PA owned approximately 3,446,425 shares (10.54%).

As of January 2, 2002, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Service Shares: Trukan & Co., Wichita, KS owned approximately 1,913,746 shares (10.10%); AG Edwards Trust Company, St. Louis, MO owned approximately 1,619,431 shares (8.54%); Ramark & Company, Charlotte, NC owned approximately 1,453,567 shares (7.67%); Saxon Co., Philadelphia, PA owned approximately 1,395,772 shares (7.36%); and Carey & Co., Columbus, OH owned approximately 1,325,805 shares (7.00%).

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Corporation, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director from the Corporation for its most recent fiscal year, if applicable, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation comprises four funds and The Federated Fund Complex comprises 44 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of January 2, 2002, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Institutional Shares and Institutional Service Shares.

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Corporation and Fund Complex

John F. Donahue*†# Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND DIRECTOR	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh, formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management).	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide); formerly: Partner, Andersen Worldwide SC.	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Chancellor, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$513.28	$127,719.00 for the Corporation and 43 other investment companies in the Fund Complex

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.	$468.20	$116,780.02 for the Corporation and 43 other investment companies in the Fund Complex

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

J. Christopher Donahue*† Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT AND DIRECTOR	President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT	President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.	$0	$0 for the Corporation and 37 other investment companies in the Fund Complex

John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

William D. Dawson, III Birth Date: March 3, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF INVESTMENT OFFICER	Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.	$0	$0 for the Corporation and 25 other investment companies in the Fund Complex

Joseph M. Balestrino Birth Date: November 3, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT	Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.	$0	$0 for the Corporation and 3 other investment companies in the Fund Complex

* An asterisk denotes a Director who is deemed to be an interested person as defined in the 1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Corporation.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Year Ended November 30	2001	2000	[1]	1999	[1]
Advisory Fee Earned	$1,771,267	$829,419		$551,737
Advisory Fee Reduction	1,022,959	481,845		504,690
Advisory Fee Reimbursement	590	333		--
Administrative Fee	333,396	155,000		155,000
12b-1 Fee:
Institutional Service Shares	69,299	--		--
Shareholder Services Fee:
Institutional Shares	0	--		--
Institutional Service Shares	346,497	--		--

1 The Fund's fiscal year end was September 30 during the years 2000 and 1999. The Fund changed its fiscal year end from September 30 to November 30 in the year 2000.

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the one-year, five-year and Start of Performance periods ended November 30, 2001.

Yield is given for the 30-day period ended November 30, 2001.

Share Class	30-Day Period	1 Year	5 Years	Start of Performance on 10/1/1996
Institutional Shares:
Total Return	N/A	10.99%	7.52%	8.09%
Yield	5.94%	N/A	N/A	N/A
Institutional Service Shares:
Total Return	N/A	10.66%	7.20%	7.78%
Yield	5.64%	N/A	N/A	N/A

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Russell Active Sector Rotation Accounts Universe

Russell Active Sector Rotation Accounts Universe includes portfolios that change interest rate exposure relative to the Lehman Brothers Aggregate Bond Index or other broad market indexes, with changes in portfolio interest rate sensitivity limited to approximately plus or minus 20% index duration. Durations have typically been 3.5 to 6 years. Primary emphasis is on selecting undervalued sectors or issues. Includes separate accounts, pooled funds, or mutual funds managed by investment advisors, banks or insurance companies.

Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "Intermediate Investment Grade Debt" category in advertising and sales literature.

Lehman Brothers Government/Credit (Total) Index

Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Lehman Brothers Intermediate Government/Credit Bond Index

Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Aggregate Bond Index

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2001, Federated managed 12 bond funds with approximately $2.3 billion in assets and 22 money market funds with approximately $44.8 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2001, Federated managed 40 equity funds totaling approximately $20.7 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2001, Federated managed 11 money market funds and 30 bond funds with assets approximating $62.3 billion and $5.4 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2001, Federated managed 6 mortgage backed, 5 multi-sector government funds, 3 government/agency and 19 government money market mutual funds, with assets approximating $3.6 billion, $2.0 billion, $1.2 billion and $55.2 billion, respectively. Federated trades approximately $90.4 billion in U.S. government and mortgage backed securities daily and places approximately $35 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2001, Federated managed $136.4 billion in assets across 54 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $55.2 billion, $62.3 billion, $44.8 billion and $34.6 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $6.8 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,035 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries;
  High rates of return on funds employed;
  Conservative capitalization structure with moderate reliance on debt and ample asset protection;
  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED TOTAL RETURN BOND FUND

Institutional Shares
Institutional Service Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

[Logo of Federated]

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended November 30, 2001

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

Not FDIC Insured * May Lose Value * No Bank Guarantee

Investment Review

The past fiscal year ended November 30, 2001 was very positive for high-quality fixed income securities. The year was essentially characterized by a significantly slower economic environment, which was accompanied by the Federal Reserve Board (the "Fed") cutting the federal funds target rate on ten separate occasions. In this marketplace, equity markets continued to deteriorate in price, and investor cash flows generally moved from stocks to bonds and money market instruments.

Within the various bond market sectors, investment-grade corporate bonds provided the highest returns, as investors sought out the higher yielding but still relatively safe securities to offset the dramatic yield declines in short money market securities. Following the performance of high-quality corporate bonds were U.S. agencies, mortgage and Treasury securities.

The terrorist events of September 11 created massive volatility among the various bond sectors, but for only a short time period, as investors initially demanded pure U.S. Treasury securities in typical "safe haven" fashion. By the time the fund's fiscal year came to an end in November, corporate bonds were again in large demand, outperforming Treasury securities.

Given the events over the past year, the fund was in a position to benefit from both a falling interest rate environment and the strong performance of investment grade corporate bonds. For the fiscal year ended November 30, 2001, the fund's Institutional Shares delivered a 10.99%1 return and the fund's Institutional Service Shares deleivered a 10.66%1 return, outperforming the 10.39% return for the Lipper Intermediate Investment Grade Debt Category and just shy of the 11.16% return for the Lehman Brothers Aggregate Bond Index, its benchmark index.2

With the significant stimulative action generated by the long series of Fed interest rate cuts, along with federal income tax reductions and increased government spending, the U.S. economy could be in a position to bottom-out and begin a new growth cycle at some point in 2002. Should the marketplace start to anticipate an economic bottom, corporate bonds could potentially benefit and thus remain a favored sector for the fund. Correspondingly, U.S. Treasury securities represent a sector underweight, with an overall duration target slightly longer than that of the Lehman Brothers Aggregate Bond Index.2

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 This index is unmanaged.

INSTITUTIONAL SHARES

Growth of $100,000 Invested in Federated Total Return Bond Fund

Average Annual Total Return for the Period Ended 11/30/2001
1 Year	10.99%
5 Years	7.52%
Start of Performance (10/1/1996)	8.09%

The graph above illustrates the hypothetical investment of $100,0001 in the Federated Total Return Bond Fund (Institutional Shares) (the "Fund") from October 1, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brother Aggregate Bond Index (LBAB).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated January 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

INSTITUTIONAL SERVICE SHARES

Growth of $25,000 Invested in Federated Total Return Bond Fund

Average Annual Total Return for the Period Ended 11/30/2001
1 Year	10.66%
5 Years	7.20%
Start of Performance (10/1/1996)	7.78%

The graph above illustrates the hypothetical investment of $25,0001 in the Federated Total Return Bond Fund (Institutional Service Shares) (the "Fund") from October 1, 1996 (start of performance) to November 30, 2001 compared to the Lehman Brother Aggregate Bond Index (LBAB).2

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated January 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

[Logo of Federated]

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31428Q101
Cusip 31428Q507

G01721-04

Federated is a registered mark of Federated Investors, Inc.
2002 ©Federated Investors, Inc.

[Logo of Federated]

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

PROSPECTUS

January 31, 2002

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

A mutual fund seeking to provide total return by investing primarily in a diversified portfolio of investment grade fixed income securities.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

CONTENTS

Risk/Return Summary	1
What are the Fund's Fees and Expenses?	4
What are the Fund's Investment Strategies?	5
What are the Principal Securities in Which the Fund Invests?	7
What are the Specific Risks of Investing in the Fund?	10
What do Shares Cost?	12
How is the Fund Sold?	15
How to Purchase Shares	16
How to Redeem and Exchange Shares	18
Account and Share Information	21
Who Manages the Fund?	22
Financial Information	23
Independent Auditors' Report	46

Risk/Return Summary

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The Fund's investment objective is to provide total return. The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. The Fund expects that income will comprise the largest component of its total return. The Fund seeks to provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the Fund's investment adviser (Adviser), benefit from anticipated changes in economic and market conditions. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in a diversified portfolio of investment grade fixed income securities, including mortgage backed securities, corporate debt securities and U.S. government obligations. The Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that the Adviser expects to offer the best balance between total return and risk and thus offer the greatest potential for return. The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:

  Interest Rate Risk. Prices of fixed income securities generally fall when interest rates rise.
  Prepayment Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage backed securities may not rise to as great an extent as that of other fixed income securities.
  Credit Risk. There is a possibility that issuers of securities in which the Fund may invest may default in the payment of interest or principal on the securities when due, which would cause the Fund to lose money.
  Liquidity Risk. The fixed income securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
  Risks Associated with Non-Investment Grade Securities. The Fund may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.

  Risks of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

The Shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risk/Return Bar Chart and Table

The total returns shown here are for Institutional Shares which is another class of shares offered by Federated Total Return Bond Fund. Institutional Shares are not offered in this prospectus for the Fund's Class A, Class B and Class C Shares. The total returns for Institutional Shares are disclosed here because Class A, Class B and Class C Shares have only been offered since August 1, 2001. These total returns would be substantially similar to the annual returns for Class A, Class B and Class C Shares over the same period and would differ only to the extent that the classes do not have the same expenses. It is anticipated that expenses of Class A, Class B and Class C Shares will exceed those of the Institutional Shares.

The bar chart shows the variability of the Fund's Institutional Shares total returns on a calendar year-end basis.

The Fund's Institutional Shares are sold without a sales charge (load). The total returns displayed above are based upon net asset value.

Within the period shown in the Chart, the Fund's Institutional Shares highest quarterly return was 4.54% (quarter ended September 30, 1998). Its lowest quarterly return was (0.87)% (quarter ended June 30, 1999).

Average Annual Total Return Table

The following table represents the Fund's Institutional Shares Average Annual Total Returns for the calendar period ended December 31, 2001. The table shows the Fund's Institutional Shares total returns averaged over a period of years relative to the Lehman Brothers Aggregate Bond Index (LBAB), a broad-based market index. The LBAB is an unmanaged index composed of securities from the Lehman Brothers Government/Credit Total Index, Mortgage Backed Securities Index and the Asset Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Total returns for the index shown do not reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Institutional Shares	LBAB
1 Year	8.09%	8.44%
5 Year	7.57%	7.43%
Start of Performance[1]	7.81%	7.67%

1 The Fund's Institutional Shares start of performance date was October 1, 1996.

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

What are the Fund's Fees and Expenses?

FEDERATED TOTAL RETURN BOND FUND

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A, Class B and Class C Shares.

Shareholder Fees	Class A	Class B	Class C
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	5.50%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (Before Waivers)[1]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee[2]	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.25%	0.75%	0.75%
Shareholder Services Fee	0.25%	0.25%	0.25%
Other Expenses	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	1.08%	1.58%[3]	1.58%
1 Although not contractually obligated to do so, the adviser will waive certain amounts. These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2002.
Total Waivers of Fund Expenses	0.23%	0.23%	0.23%
Total Actual Annual Fund Operating Expenses (after waivers)	0.85%	1.35%	1.35%
2 The adviser expects to voluntarily waive a portion of the management fee. The adviser can terminate this anticipated voluntary waiver at any time. The management fee expected to be paid by the Fund (after the anticipated voluntary waiver) will be 0.17% for the fiscal year ending November 30, 2002.
3 After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. Class A Shares pay lower operating expenses than Class B Shares.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund's Class A, Class B and Class C Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Class A, Class B and Class C Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the Fund's Class A, Class B and Class C Shares operating expenses are before waivers as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A:
Expenses assuming redemption	$555	$778	$1,019	$1,708
Expenses assuming no redemption	$555	$778	$1,019	$1,708
Class B:
Expenses assuming redemption	$711	$899	$1,060	$1,744
Expenses assuming no redemption	$161	$499	$ 860	$1,744
Class C:
Expenses assuming redemption	$261	$499	$ 860	$1,878
Expenses assuming no redemption	$161	$499	$ 860	$1,878

What are the Fund's Investment Strategies?

The Fund pursues its investment objective by investing primarily in U.S.-dollar denominated investment-grade fixed income securities. In addition, the Fund may invest in high-yield, non-U.S.-dollar, and emerging market fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive.

The Adviser expects that, normally, no more than 10% of the Fund's total assets will be invested in securities that are rated below investment grade. However, the Fund may opportunistically invest up to 25% of its total assets in non-investment grade debt securities. The amount of any unhedged, non-U.S.-dollar securities in the Fund's portfolio will normally not exceed 10% of the Fund's total assets. The maximum amount that the Fund may invest in unhedged, non-U.S.-dollar securities is 20% of the Fund's total assets. A description of the various types of securities in which the Fund principally invests, and their risks, immediately follows this strategy section.

The Adviser actively manages the Fund's portfolio seeking total returns over longer time periods in excess of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB"). The LBAB is a composite index of the domestic investment-grade fixed-rate bond market, represented by the following sectors: government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-backed securities. There can be no assurance that the Adviser will be successful in achieving investment returns in excess of the LBAB.

The Adviser utilizes a four-part decision making process.

  First, the Adviser lengthens or shortens portfolio duration from time to time based on its interest rate outlook. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates.
  Second, the Adviser strategically positions the portfolio based on it expectations for changes in the yield curve. The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.
  Third, the Adviser pursues relative value opportunities within the sectors in which the Fund may invest The Fund primarily invests in the "core" sectors of the domestic investment-grade debt market represented in the LBAB. However, the Fund may also invest a portion of its assets in non-investment grade debt securities and non-U.S.-dollar debt securities. The Adviser may hedge its investment returns from securities denominated in foreign currencies. A currency hedge is a transaction intended to remove the influence of currency fluctuations on investment returns. The Fund's investment strategy exposes investors to additional risks, which include credit risk, interest rate risk, currency risk and risks of foreign investing.
  Finally, the Adviser selects individual securities within each sector that it believes may outperform a sector-specific benchmark. For example, the Adviser employs a fundamental analysis to determine the best corporate debt securities within specific credit quality constraints. Similarly, with respect to mortgage-backed debt securities, the Adviser utilizes sophisticated quantitative models to analyze specific characteristics of the underlying pool and find the best available securities in the sector.

This four-part investment process is designed to capture the depth of experience and focus of each of the Adviser's fixed-income sector teams--government, corporate, mortgage-backed, asset-backed, high yield and international.

Because the Fund refers to fixed income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income investments.

TEMPORARY DEFENSIVE INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in cash and shorter-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Principal Securities in Which the Fund Invests?

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund primarily invests.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass- through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class. The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a Government Sponsored Entity, or GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Fund condsiders an issuer to be based outside the United States if:

  it is organized under that laws of, or has a principal office located in, another country;
  the principal trading market for its securities is in another country; or
  it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial government or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owed by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out its investment policies and managing its uninvested cash.

The Fund may invest in mortgage backed, high yield and certain international fixed income securities primarily by investing in other investment companies (which are not available for general investment by the public) that own those securities and that are advised by an affiliate of the Adviser. These other investment companies are managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

INVESTMENT RATINGS

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a NRSRO or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a NRSRO or unrated. When the Fund invests in fixed income securities some will be non-investment grade at the time of purchase. If a security is downgraded below the minimum quality grade discussed above, the Adviser will reevaluate the security, but will not be required to sell it.

Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.

What are the Specific Risks of Investing in the Fund?

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

PREPAYMENT RISKS

  Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments, makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.

  Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.
  The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

LIQUIDITY RISKS

  Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held.
  These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

RISKS OF FOREIGN INVESTING

  Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
  Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
  Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.

What do Shares Cost?

You can purchase or redeem Shares any day the New York Stock Exchange (NYSE) is open. When the Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge. From time to time the Fund may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of the Fund's assets may change on days you cannot purchase or redeem Shares. NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund generally values fixed income securities according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The Fund's current NAV and public offering price may be found in the mutual funds section of certain local newspapers under "Federated."

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charge
		Front-End Sales Charge[2]	Contingent Deferred Sales Charge3
Class A Shares	$1,500/$100	4.50%	0.00%
Class B Shares	$1,500/$100	None	5.50%
Class C Shares	$1,500/$100	None	1.00%

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs (SIP) is $50. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Orders for $250,000 or more will be invested in Class A Shares instead of Class B Shares to maximize your return and minimize the sales charges and marketing fees. Accounts held in the name of an investment professional may be treated differently. After Class B Shares have been held for eight years from the date of purchase, they will automatically convert to Class A Shares on or about the last day of the following month. This conversion is a non-taxable event.

2 Front-End Sales Charge is expressed as a percentage of public offering price. See "Sales Charge When You Purchase."

3 See "Sales Charge When You Redeem."

SALES CHARGE WHEN YOU PURCHASE

Class A Shares
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge of 0.75% may apply. See "Sales Charge When You Redeem."

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Fund's Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The sales charge at purchase may be reduced or eliminated by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares:
    by you, your spouse, and your children under age 21; or
    of the same share class of two or more Federated Funds (other than money market funds);
  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in the Fund); or
  signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

The sales charge will be eliminated when you purchase Shares:

  within 120 days of redeeming Shares of an equal or lesser amount;
  by exchanging shares from the same share class of another Federated Fund (other than a money market fund);
  through wrap accounts or other investment programs where you pay the investment professional directly for services;
  through investment professionals that receive no portion of the sales charge;
  as a Federated Life Member (Class A Shares only) and their immediate family members; or

  as a Director or employee of the Fund, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals.

SALES CHARGE WHEN YOU REDEEM

Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC).

Class A Shares (Purchase amount of $1 million or greater):
A CDSC of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase under certain investment programs where an investment professional received an advance payment on the transaction.
Class B Shares:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
Class C Shares:
You will pay a 1% CDSC if you redeem Shares within one year of the purchase date.

If your investment qualifies for a reduction or elimination of the CDSC as described below, you or your investment professional should notify the Distributor at the time of redemption. If the Distributor is not notified, the CDSC will apply.

You will not be charged a CDSC when redeeming Shares:

  purchased with reinvested dividends or capital gains;
  purchased within 120 days of redeeming Shares of an equal or lesser amount;
  that you exchanged into the same share class of another Federated Fund if the shares were held for the applicable CDSC holding period (other than a money market fund);
  purchased through investment professionals who did not receive advanced sales payments;
  if, after you purchase Shares, you become disabled as defined by the IRS;
  if the Fund redeems your Shares and closes your account for not meeting the minimum balance requirement;
  if your redemption is a required retirement plan distribution; or

  upon the death of the last surviving shareholder of the account. The beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder of the account.

To keep the sales charge as low as possible, the Fund redeems your Shares in this order:

  Shares that are not subject to a CDSC; and

  Shares held the longest (to determine the number of years your Shares have been held, include the time you held shares of other Federated Funds that have been exchanged for Shares of this Fund).

The CDSC is then calculated using the share price at the time of purchase or redemption, whichever is lower.

How is the Fund Sold?

The Fund offers five share classes: Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares, each representing interests in a single portfolio of securities. This prospectus relates only to Class A Shares, Class B Shares and Class C Shares. Each share class has different expenses, which affect their performance. Contact your investment professional or call 1-800-341-7400 for more information concerning the other classes.

The Fund's Distributor, Federated Securities Corp., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Fund has adopted a Rule 12b-1 Plan, which allows it to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Fund's Class A Shares, Class B Shares and Class C Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

How to Purchase Shares

You may purchase Shares through an investment professional, directly from the Fund, or through an exchange from another Federated Fund. The Fund reserves the right to reject any request to purchase Shares.

Where the Fund offers more than one share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check) you automatically will receive Class A Shares.

THROUGH AN INVESTMENT PROFESSIONAL

  Establish an account with the investment professional; and

  Submit your purchase order to the investment professional before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). You will receive the next calculated NAV if the investment professional forwards the order to the Fund on the same day and the Fund receives payment within one business day. You will become the owner of Shares and receive dividends when the Fund receives your payment.

Investment professionals should send payments according to the instructions in the sections "By Wire" or "By Check."

DIRECTLY FROM THE FUND

  Establish your account with the Fund by submitting a completed New Account Form; and
  Send your payment to the Fund by Federal Reserve wire or check.

You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or Federated Shareholder Services Company, the Fund's transfer agent.

An institution may establish an account and place an order by calling the Fund and the Shares will be priced at the next calculated NAV after the Fund receives the order.

By Wire

Send your wire to:

State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
Attention: EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number

You cannot purchase Shares by wire on holidays when wire transfers are restricted.

By Check

Make your check payable to The Federated Funds, note your account number on the check, and mail it to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund will not accept third-party checks (checks originally payable to someone other than you or The Federated Funds). The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks), or involving temporary checks or credit card checks.

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from the same Share class of another Federated Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your investment professional.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.

How to Redeem and Exchange Shares

You should redeem or exchange Shares:

  through an investment professional if you purchased Shares through an investment professional; or
  directly from the Fund if you purchased Shares directly from the Fund.

THROUGH AN INVESTMENT PROFESSIONAL

Submit your redemption or exchange request to your investment professional by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your investment professional.

DIRECTLY FROM THE FUND

By Telephone

You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.

If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day's NAV.

By Mail

You may redeem or exchange Shares by mailing a written request to the Fund.

You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Send requests by private courier or overnight delivery service to:

Federated Shareholder Services Company
1099 Hingham Street
Rockland, MA 02370-3317

All requests must include:

  Fund Name and Share Class, account number and account registration;

  amount to be redeemed; and

  signatures of all shareholders exactly as registered; and, if exchanging, the Fund Name and Share Class, account number and account registration into which you are exchanging.

Call your investment professional or the Fund if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;

  your redemption will be sent to an address of record that was changed within the last 30 days; or

  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

PAYMENT METHODS FOR REDEMPTIONS

Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:

  an electronic transfer to your account at a financial institution that is an ACH member; or
  wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

EXCHANGE PRIVILEGE

You may exchange Shares of the Fund into Shares of the same class of another Federated Fund. To do this, you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Fund may modify or terminate the exchange privilege at any time. The Fund's management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Federated Funds.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Generally, it is not advisable to continue to purchase Class A Shares subject to a sales charge while redeeming Shares using this program.

Systematic Withdrawal Program (SWP) On Class B Shares

You will not be charged a CDSC on SWP redemptions if:

  you redeem 12% or less of your account value in a single year;
  you reinvest all dividends and capital gains distributions; and
  your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple Class B Share accounts to meet this minimum balance.)

You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly, or semi-annually.

ADDITIONAL CONDITIONS

Telephone Transactions

The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the Fund declares a capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Fund sends an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time the Fund holds its assets.

Fund distributions are expected to be both dividends and capital gains. Redemptions are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.

Who Manages the Fund?

The Board of Directors governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund's assets, including buying and selling portfolio securities. The Adviser's address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 139 mutual funds and a variety of separate accounts, which totaled approximately $180 billion in assets as of December 31, 2001. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,800 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

THE FUND'S PORTFOLIO MANAGERS ARE:

Joseph M. Balestrino

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of Federated Total Return Series, Inc. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

Mark E. Durbiano

Mark E. Durbiano has been the Fund's Portfolio Manager since inception. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Donald T. Ellenberger

Donald T. Ellenberger has been the Fund's Portfolio Manager since November 1997. Mr. Ellenberger joined Federated in 1996 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. From 1986 to 1996, he served as a Trader/Portfolio Manager for Mellon Bank, N.A. Mr. Ellenberger received his M.B.A. in Finance from Stanford University.

Christopher J. Smith

Christopher J. Smith was named a Portfolio Manager of the Fund on June 1, 2000. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

ADVISORY FEES

The Adviser receives an annual investment advisory fee of 0.40% of the Fund's average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The following Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years, or since inception, if the life of the Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's audited financial statements, is included in this prospectus.

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout The Period)

Reference is made to the Independent Auditors' Report, on page 46.

Period Ended 11/30/2001 [1]
Net Asset Value, Beginning of Period	$10.61
Income From Investment Operations:
Net investment income	0.17
Net realized and unrealized gain on investments and foreign currency transactions	0.07

TOTAL FROM INVESTMENT OPERATIONS	0.24

Less Distributions:
Distributions from net investment income	(0.17)

Net Asset Value, End of Period	$10.68

Total Return[2]	2.29%

Ratios to Average Net Assets:

Expenses	0.85%[3]

Net investment income	5.82%[3]

Expense waiver/reimbursement[4]	0.23%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,302

Portfolio turnover	68%

1 Reflects operations for the period from August 16, 2001 (date of initial public investment) to November 30, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout The Period)

Reference is made to the Independent Auditors' Report, on page 46.

Period Ended 11/30/2001 [1]
Net Asset Value, Beginning of Period	$10.55
Income From Investment Operations:
Net investment income	0.18
Net realized and unrealized gain on investments and foreign currency transactions	0.13

TOTAL FROM INVESTMENT OPERATIOns	0.31

Less Distributions:
Distributions from net investment income	(0.18)

Net Asset Value, End of Period	$10.68

Total Return[2]	2.90%

Ratios to Average Net Assets:

Expenses	1.35%[3]

Net investment income	5.13%[3]

Expense waiver/reimbursement[4]	0.23%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$12,877

Portfolio turnover	68%

1 Reflects operations for the period from August 3, 2001 (date of initial public investment) to November 30, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout The Period)

Reference is made to the Independent Auditors' Report, on page 46.

Period Ended 11/30/2001 [1]
Net Asset Value, Beginning of Period	$10.56
Income From Investment Operations:
Net investment income	0.18
Net realized and unrealized gain on investments and foreign currency transactions	0.12

TOTAL FROM INVESTMENT OPERATIONS	0.30

Less Distributions:
Distributions from net investment income	(0.18)

Net Asset Value, End of Period	$10.68

Total Return[2]	2.82%

Ratios to Average Net Assets:
Expenses	1.35%[3]

Net investment income	5.07%[3]

Expense waiver/reimbursement[4]	0.23%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$3,887

Portfolio turnover	68%

1 Reflects operations for the period from August 2, 2001 (date of initial public investment) to November 30, 2001.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Portfolio of Investments

NOVEMBER 30, 2001

Principal Amount			Value
		CORPORATE BONDS--26.7%
		Aerospace & Defense--0.5%
$2,000,000		Boeing Capital Corp., Sr. Note, 6.50%, 2/15/2012	$2,017,740
1,000,000		Boeing Capital Corp., Sr. Note, 6.68%, 12/1/2003	1,049,010

		TOTAL	3,066,750

		Air Transportation--1.6%
2,950,000		Delta Air Lines, Inc., Pass Thru Cert., 7.57%, 11/18/2012	2,958,142
750,000		Delta Air Lines, Inc., Pass Thru Cert., 7.92%, 11/18/2010	744,660
1,433,998		Northwest Airlines Corp., Pass Thru Cert., 7.935%, 4/1/2019	1,482,940
737,129		Northwest Airlines Corp., Pass Thru Cert., 8.072%, 10/1/2019	764,403
3,000,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	2,792,250

		TOTAL	8,742,395

		Automotive--1.0%
255,000		Ford Motor Co., Unsecured Note, 7.45%, 7/16/2031	241,658
4,000,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	4,122,840
550,000		Hertz Corp., Sr. Note, 7.625%, 8/15/2007	578,100
650,000		Hertz Corp., Sr. Note, 8.25%, 6/1/2005	682,741

		TOTAL	5,625,339

		Banking--1.1%
150,000		Ahmanson (H.F.) & Co., Sub. Note, 7.875%, 9/1/2004	162,582
2,250,000		Capital One Bank, 6.875%, 2/1/2006	2,237,827
260,000		FirstBank Puerto Rico, Sub. Note, 7.625%, 12/20/2005	265,320
550,000		GreenPoint Bank, Sr. Note, 6.70%, 7/15/2002	562,848
1,500,000	[1]	Regional Diversified Funding, Sr. Note, 9.25%, 3/15/2030	1,557,251
300,000		Summit Capital Trust I, Company Guarantee, 8.40%, 3/15/2027	316,251
1,250,000		Washington Mutual, Inc., Note, 7.50%, 8/15/2006	1,366,375

		TOTAL	6,468,454

		Beverage & Tobacco--0.2%
1,175,000		Anheuser-Busch Cos., Inc., Note, 7.00%, 9/1/2005	1,231,247

		Broadcast Radio & TV--2.1%
2,000,000		AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	2,143,300
2,000,000		Clear Channel Communications, Inc., Sr. Note, 7.25%, 9/15/2003	2,076,620
3,150,000		Grupo Televisa SA, Note, 8.00%, 9/13/2011	3,157,686
4,000,000		Univision Communications, Inc., Sr. Note, 7.85%, 7/15/2011	4,210,880

		TOTAL	11,588,486

		CORPORATE BONDS--continued
		Cable Television--0.3%
$1,680,000		Continental Cablevision, Deb., 9.50%, 8/1/2013	$1,912,378

		Chemicals & Plastics--0.1%
500,000	[1]	Fertinitro Finance Inc., Company Guarantee, 8.29%, 4/1/2020	354,656

		Consumer Products--0.4%
2,000,000		Alberto-Culver Co., Unsecured Note, 8.25%, 11/1/2005	2,172,180

		Ecological Services & Equipment--0.6%
400,000		USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004	417,424
1,300,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	1,339,182
500,000		Waste Management, Inc., Deb., 8.75%, 5/1/2018	523,975
1,000,000		Waste Management, Inc., Sr. Note, 7.375%, 8/1/2010	1,029,790

		TOTAL	3,310,371

		Education--0.5%
1,800,000		Boston University, MTN, 7.625%, 7/15/2097	1,868,526
725,000		Harvard University, Revenue Bonds, 8.125%, 4/15/2007	831,858

		TOTAL	2,700,384

		Finance--Automotive--0.9%
200,000		General Motors Acceptance Corp., MTN, 6.75%, 6/17/2002	203,598
3,000,000		General Motors Acceptance Corp., Note, 5.75%, 11/10/2003	3,070,890
850,000		General Motors Acceptance Corp., Note, 6.875%, 9/15/2011	841,194
1,000,000		General Motors Acceptance Corp., Note, 7.50%, 7/15/2005	1,047,630

		TOTAL	5,163,312

		Finance--Retail--0.0%
150,000		Household Finance Corp., Sr. Note, 5.875%, 9/25/2004	156,621

		Financial Intermediaries--1.8%
3,310,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	3,434,324
400,000		Bankers Trust Corp., Sub. Note, 8.25%, 5/1/2005	435,392
150,000		Bear Stearns Cos., Inc., Sr. Note, 6.125%, 2/1/2003	154,885
2,000,000	[1]	FMR Corp., Bond, 7.57%, 6/15/2029	2,188,380
750,000		Lehman Brothers Holdings, Inc., Bond, 7.00%, 5/15/2003	787,155
200,000		Lehman Brothers Holdings, Inc., Note, 6.50%, 10/1/2002	206,234
250,000		Lehman Brothers Holdings, Inc., Note, 8.50%, 8/1/2015	288,298
2,250,000		Waddell & Reed Financial, Inc., Note, 7.50%, 1/18/2006	2,350,958

		TOTAL	9,845,626

		Financial Services--0.3%
120,000		FINOVA Group, Inc., Note, 7.50%, 11/15/2009	42,900
1,400,000		General Electric Capital Corp., MTN, 6.65%, 9/3/2002	1,447,502

		TOTAL	1,490,402

		CORPORATE BONDS--continued
		Food & Drug Retailers--0.1%
$150,000		Kroger Co., Company Guarantee, 7.45%, 3/1/2008	$162,773
295,000		Safeway, Inc., Note, 6.05%, 11/15/2003	306,281

		TOTAL	469,054

		Food Products--0.2%
950,000	[2]	Kraft Foods, Inc., Note, 5.625%, 11/1/2011	940,177

		Forest Products--0.9%
5,130,000		Quno Corp., Sr. Note, 9.125%, 5/15/2005	5,323,298

		Health Care--0.5%
910,000		Guidant Corp., Note, 6.15%, 2/15/2006	925,934
500,000		Tenet Healthcare Corp., Sr. Sub. Note, 8.125%, 12/1/2008	546,375
1,500,000		UnitedHealth Group, Inc., Note, 7.50%, 11/15/2005	1,610,400

		TOTAL	3,082,709

		Industrial Products & Equipment--0.3%
1,900,000		Tyco International Group SA, Note, 6.375%, 10/15/2011	1,921,033

		Insurance--1.0%
400,000		Conseco Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002	322,000
600,000		Delphi Financial Group, Inc., Note, 9.31%, 3/25/2027	461,058
3,750,000		Delphi Financial Group, Inc., Sr. Note, 8.00%, 10/1/2003	3,913,312
400,000		Hartford Life, Inc., Note, 7.10%, 6/15/2007	432,188
360,000	[1]	Life Re Capital Trust I, Company Guarantee, 8.72%, 6/15/2027	369,774

		TOTAL	5,498,332

		Leisure & Entertainment--0.7%
1,650,000		International Speedway Corp., Company Guarantee 7.875%, 10/15/2004	1,731,642
1,500,000		Viacom, Inc., Sr. Deb., 8.25%, 8/1/2022	1,592,640
400,000		Viacom, Inc., Sr. Note, 7.50%, 1/15/2002	402,384

		TOTAL	3,726,666

		Metals & Mining--1.0%
1,534,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	1,640,536
415,000		Inco Ltd., Note, 9.60%, 6/15/2022	425,089
2,000,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	2,089,400
1,200,000	[1]	Normandy Finance Ltd., Company Guarantee, 7.50%, 7/15/2005	1,209,133

		TOTAL	5,364,158

		Oil & Gas--1.9%
800,000		Anadarko Petroleum Corp., Deb., 6.80%, 7/2/2002	818,576
750,000		Anadarko Petroleum Corp., Unsecured Note, 7.00%, 10/15/2006	800,295
2,000,000		Conoco Funding Co., Company Guarantee, 7.25%, 10/15/2031	2,094,760
1,000,000		Enterprise Oil PLC, Sr. Note, 7.00%, 5/1/2018	984,390
		CORPORATE BONDS--continued
		Oil & Gas--continued
$250,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	$258,530
1,000,000		Husky Oil Ltd., Sr. Unsecured Deb., 7.55%, 11/15/2016	1,010,100
1,650,000		Pemex Project Funding Master Trust, Company Guarantee, 9.125%, 10/13/2010	1,764,840
2,500,000	[1]	WCG Note Trust, Secured Note, 8.25%, 3/15/2004	2,573,200
750,000	[1]	Yosemite Securities Trust I, Bond, 8.25%, 11/15/2004	116,250

		TOTAL	10,420,941

		Pharmaceutical--0.5%
2,250,000		American Home Products Corp., Note, 6.25%, 3/15/2006	2,351,362
175,000		American Home Products Corp., Note, 7.90%, 2/15/2005	189,747
400,000		Lilly (Eli) & Co., Unsecured Note, 6.57%, 1/1/2016	425,008

		TOTAL	2,966,117

		Printing & Publishing--0.3%
300,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	321,126
1,200,000		Reed Elsevier, Inc., Company Guarantee, 6.75%, 8/1/2011	1,240,908

		TOTAL	1,562,034

		Rail Industry--0.3%
1,850,000		Canadian Pacific Railway Ltd., Bond, 7.125%, 10/15/2031	1,885,187

		Real Estate--1.1%
5,000,000		EOP Operating LP, Note, 7.375%, 11/15/2003	5,308,400
750,000		Sun Communities Operating LP, MTN, 6.77%, 5/16/2005	762,188

		TOTAL	6,070,588

		Retailers--0.9%
2,100,000	[1]	CVS Corp., Note, 5.625%, 3/15/2006	2,118,228
300,000		Sears, Roebuck & Co., MTN, 10.00%, 2/3/2012	364,758
650,000	[2]	Shopko Stores, Inc., Sr. Note 8.50%, 3/15/2002	650,000
400,000		Shopko Stores, Inc., Sr. Note, 9.25%, 3/15/2022	266,000
1,515,000		Target Corp., Note, 5.40%, 10/1/2008	1,510,743

		TOTAL	4,909,729

		Services--0.0%
248,000		Stewart Enterprises, Inc., Note, 6.40%, 5/1/2003	249,860

		Supranational--0.2%
1,000,000		Corp Andina De Fomento, Note, 7.375%, 1/18/2011	1,037,070

		Technology Services--1.1%
2,000,000		Computer Sciences Corp., Unsecured Note, 7.375%, 6/15/2011	2,093,640
1,565,000		Dell Computer Corp., Sr. Unsecured Deb., 7.10%, 4/15/2028	1,505,530
2,750,000		Unisys Corp., Sr. Note, 8.125%, 6/1/2006	2,832,500

		TOTAL	6,431,670

		CORPORATE BONDS--continued
		Telecommunications & Cellular--3.0%
$1,000,000		AT&T Canada, Inc., Sr. Note, 10.625%, 11/1/2008	$722,500
600,000		AT&T Canada, Inc., Sr. Note, 12.00%, 8/15/2007	432,750
2,500,000	[1]	AT&T Corp., Sr. Note, 7.30%, 11/15/2011	2,531,350
950,000	[1]	AT&T Wireless Services, Sr. Note, 7.875%, 3/1/2011	1,022,922
1,800,000		Citizens Communications Co., Sr. Unsecured Note, 9.25%, 5/15/2011	2,034,594
2,300,000		Citizens Utilities Co., Deb., 6.80%, 8/15/2026	2,381,029
1,050,000		Intermedia Communications, Inc., Sr. Sub. Note, Series B, 12.25%, 3/1/2009	924,000
3,175,000		Telecom de Puerto Rico, Company Guarantee, 6.15%, 5/15/2002	3,218,180
3,750,000		WorldCom, Inc., Note, 7.50%, 5/15/2011	3,846,338

		TOTAL	17,113,663

		Utilities--1.3%
600,000		Cincinnati Gas and Electric Co., Deb, 6.35%, 6/15/2003	619,242
1,050,000		Edison Mission Holdings Co., Sr. Secured Note, 8.734%, 10/1/2026	1,074,937
3,250,000		FirstEnergy Corp., Sr. Unsecured Note, 7.375%, 11/15/2031	3,171,577
250,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	230,383
1,000,000	[1]	PSEG Power LLC, Sr. Note, 7.75%, 4/15/2011	1,078,270
900,000		Utilicorp United, Inc., Sr. Note, 7.95%, 2/1/2011	962,460

		TOTAL	7,136,869

		TOTAL CORPORATE BONDS (IDENTIFIED COST $147,461,226)	149,937,756

		ASSET-BACKED SECURITIES--1.8%

		Structured Product--1.5%
920,205	[1]	125 Home Loan Owner Trust 1998-1A, Class B1, 9.26%, 2/15/2029	955,578
2,000,000		Chase Credit Card Owner Trust 1999-3, Class A, 6.66%, 1/15/2007	2,139,880
750,000		Citibank Credit Card Master Trust 1997-6, Class A, 6.323%, 8/15/2006	675,274
1,900,000		Green Tree Financial Corp. 1999-5, Class B1, 9.20%, 4/1/2031	1,948,037
211,679	[1]	Merrill Lynch Mortgage Investors, Inc. 1998-FF3, Class BB, 5.50%, 11/20/2029	190,511
2,438,446		Option One Mortgage Securities Corp. 2001-3, Class CTF, 9.66%, 9/25/2031	2,435,398

		TOTAL	8,344,678

		Whole Loan--0.3%
1,500,000		Prime Credit Card Master Trust 2000-1, Class A, 6.70%, 10/15/2009	1,623,060
331,064	[1]	SMFC Trust Asset-Backed Certificates 1997-A, Class 4, 7.7191%, 1/28/2025	261,230

		TOTAL	1,884,290

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $9,838,146)	10,228,968

		GOVERNMENT AGENCIES--7.5%
1,000,000		Federal Home Loan Bank System, 5.785%, 3/17/2003	1,035,100
100,000		Federal Home Loan Bank System, Bond, Series 6K05, 7.52%, 3/28/2005	101,604
200,000		Federal Home Loan Bank System, Bond, Series KS08, 5.665%, 9/11/2008	206,540
		GOVERNMENT AGENCIES--continued
$100,000		Federal Home Loan Bank System, Bond, Series MY02, 6.16%, 6/21/2002	$102,125
100,000		Federal Home Loan Bank System, Bond, Series PJ08, 5.485%, 11/12/2008	102,301
8,500,000		Federal Home Loan Mortgage Corp., 5.625%, 3/15/2011	8,661,415
9,000,000		Federal Home Loan Mortgage Corp., 5.75%, 3/15/2009	9,302,220
100,000		Federal Home Loan Mortgage Corp., 6.22%, 6/24/2008	102,366
2,500,000	[2]	Federal Home Loan Mortgage Corp., 6.625%, 9/15/2009	2,714,625
8,000,000		Federal National Mortgage Association, 5.50%, 2/15/2006	8,350,880
1,400,000	[2]	Federal National Mortgage Association, 5.625%, 5/14/2004	1,471,484
300,000		Federal National Mortgage Association, 6.27%, 2/13/2008	307,521
500,000		Federal National Mortgage Association, 6.75%, 7/30/2007	512,355
1,900,000	[2]	Federal National Mortgage Association, 6.50%, 8/15/2004	2,040,809
5,000,000		Federal National Mortgage Association, 8.30%, 5/27/2010	5,343,000
675,000		Private Export Funding Corp., 7.30%, 1/31/2002	680,319
1,000,000		Tennessee Valley Authority, Series C, 6.00%, 3/15/2013	1,015,130

		TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $39,873,913)	42,049,794

		SOVEREIGN GOVERNMENT--4.6%
5,200,000		Australia, Government of, Bond, 7.50%, 7/15/2005	2,925,094
2,100,000		Austria, Government of, 3.90%, 10/20/2005	1,874,595
2,000,000		Belgium, Government of, Bond, 4.75%, 9/28/2005	1,837,643
3,000,000		Canada, Government of, 5.00%, 9/1/2004	1,978,278
16,000,000		Denmark, Kingdom of, 5.00%, 8/15/2005	1,972,320
1,700,000		France, Government of, Bond, 5.00%, 10/25/2011	1,558,555
1,950,000		Germany, Government of, Bond, 4.50%, 8/18/2006	1,779,387
3,300,000		Italy, Government of, 4.50%, 5/1/2009	2,936,628
1,000,000		Korea Development Bank, Sr. Unsub., 6.50%, 11/15/2002	1,031,330
8,700,000		Poland, Government of, Bond, 8.50%, 6/12/2005	2,049,733
1,000,000		Quebec, Province of, 5.50%, 4/11/2006	1,030,950
3,300,000		Spain, Government of, Bond, 5.15%, 7/30/2009	3,059,870
1,200,000		United Kingdom, Government of, Deb., 8.50%, 12/7/2005	1,947,006

		TOTAL SOVEREIGN GOVERNMENT (IDENTIFIED COST $25,832,652)	25,981,389

Principal Amount or Shares			Value
		U.S. TREASURY SECURITIES--16.4%
		U.S. Treasury Bonds--10.9%
$2,215,000	[2]	5.25%, 11/15/2028	$2,137,807
18,500,000	[2]	5.375%, 2/15/2031	18,786,565
1,343,000	[2]	6.00%, 2/15/2026	1,418,745
3,000,000	[2]	6.125%, 11/15/2027	3,246,510
6,000,000		6.25%, 5/15/2030	6,708,000
4,200,000	[2]	6.25%, 8/15/2023	4,560,696
2,000,000		6.50%, 11/15/2026	2,252,140
7,700,000		7.25%, 5/15/2016	9,104,018
3,700,000		8.125%, 5/15/2021	4,834,124
3,200,000		8.125%, 8/15/2019	4,135,776
1,210,000	[2]	8.75%, 5/15/2017	1,624,897
1,400,000		9.875%, 11/15/2015	2,021,544
300,000		11.75%, 11/15/2014	437,229

		TOTAL	61,268,051

		U.S. Treasury Notes--5.5%
10,220,000	[2]	3.50%, 1/15/2011	10,294,299
7,500,000	[2]	5.00%, 2/15/2011	7,644,375
7,000,000	[2]	5.00%, 8/15/2011	7,137,550
2,900,000	[2]	6.00%, 8/15/2009	3,152,590
400,000		6.25%, 2/28/2002	404,448
2,000,000	[2]	6.50%, 2/15/2010	2,243,300

		TOTAL	30,876,562

		TOTAL U.S. TREASURY SECURITIES (IDENTIFIED COST $89,927,896)	92,144,613

		PREFERRED STOCKS--0.3%
		Financial Intermediaries--0.2%
21,000		Citigroup, Inc., Series F, Cumulative Pfd., 6.365%	1,034,250

		Telecommunications & Cellular--0.1%
3,800		AT&T Corp., Pfd., 8.72%	94,810
20,000		AT&T Corp., Pfd., 10.00%	508,000

		TOTAL	602,810

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $1,631,396)	1,637,060

		WARRANTS--0.0%
4,750	[3]	Arcadia Financial Ltd., Warrants (IDENTIFIED COST $0)	48

Shares
		MUTUAL FUNDS--40.8%
19,696,323		Federated Mortgage Core Portfolio	$199,523,756
17,152,578		Federated Prime Value Obligations Fund, Class IS	17,152,578
1,917,934		High Yield Bond Portfolio	12,658,364

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $223,460,655)	229,334,698

		TOTAL INVESTMENTS (IDENTIFIED COST $538,025,884)[4]	$551,314,326

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund's Board of Directors. At November 30, 2001, these securities amounted to $20,967,996 which represents 3.7% of net assets.

2 Certain shares are temporarily on loan to unaffiliated broker/dealers.

3 Non-income producing.

4 The cost of investments for federal tax purposes amounts to $538,938,169. The net unrealized appreciation of investments on a federal tax basis amounts to $12,376,157 which is comprised of $15,141,865 appreciation and $2,765,708 depreciation at November 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($561,783,891) at November 30, 2001.

The following acronym is used throughout this portfolio:

MTN	--Medium Term Note

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2001

Assets:
Total investments in securities, at value (identified cost $538,025,884)		$551,314,326
Cash		5,572
Cash denominated in foreign currency (identified cost $33,750)		33,750
Income receivable		4,261,386
Receivable for investments sold		5,794,463
Receivable for shares sold		2,582,436

TOTAL ASSETS		563,991,933

Liabilities:
Payable for shares redeemed	$297,592
Income distribution payable	1,775,254
Accrued expenses	135,196

TOTAL LIABILITIES		2,208,042

Net assets for 52,595,000 shares outstanding		$561,783,891

Net Assets Consist of:
Paid in capital		$546,684,379
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		13,289,638
Accumulated net realized gain on investments and foreign currency transactions		1,853,468
Distributions in excess of net investment income		(43,594)

TOTAL NET ASSETS		$561,783,891

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
Net asset value per share ($347,242,019 ÷ 32,509,133 shares outstanding)		$10.68

Offering price per share		$10.68

Institutional Service Shares:
Net asset value per share ($190,475,716 ÷ 17,832,920 shares outstanding)		$10.68

Redemption proceeds per share		$10.68

Class A Shares:
Net asset value per share ($7,301,516 ÷ 683,533 shares outstanding)		$10.68

Offering price per share (100/95.50 of $10.68)[1]		$11.18

Redemption proceeds per share		$10.68

Class B Shares:
Net asset value per share ($12,877,469 ÷ 1,205,517 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (94.50/100 of $10.68)[1]		$10.09

Class C Shares:
Net asset value per share ($3,887,171 ÷ 363,897 shares outstanding)		$10.68

Offering price per share		$10.68

Redemption proceeds per share (99.00/100 of $10.68)[1]		$10.57

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2001

Investment Income:
Dividends			$12,270,816
Interest			17,238,092

TOTAL INCOME			29,508,908

Expenses:
Investment adviser fee		$1,771,267
Administrative personnel and services fee		333,396
Custodian fees		28,688
Transfer and dividend disbursing agent fees and expenses		99,432
Directors'/Trustees' fees		5,040
Auditing fees		10,235
Legal fees		2,317
Portfolio accounting fees		153,510
Distribution services fee--Institutional Service Shares		346,497
Distribution services fee--Class A Shares		1,816
Distribution services fee--Class B Shares		13,798
Distribution services fee--Class C Shares		4,472
Shareholder services fee--Institutional Shares		752,639
Shareholder services fee--Institutional Service Shares		346,497
Shareholder services fee--Class A Shares		1,816
Shareholder services fee--Class B Shares		4,600
Shareholder services fee--Class C Shares		1,491
Share registration costs		86,943
Printing and postage		44,341
Insurance premiums		1,386
Taxes		39,844
Miscellaneous		4,734

TOTAL EXPENSES		4,054,759

Waivers and Reimbursement:
Waiver of investment adviser fee	$(1,022,959)
Reimbursement of investment adviser fee	(590)
Waiver of distribution services fee--Institutional Service Shares	(277,198)
Waiver of shareholder services fee--Institutional Shares	(752,639)

TOTAL WAIVERS AND REIMBURSEMENT		(2,053,386)

Net expenses			2,001,373

Net investment income			27,507,535

Realized and Unrealized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,911,022
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			12,910,301

Net realized and unrealized gain on investments and foreign currency transactions			15,821,323

Change in net assets resulting from operations			$43,328,858

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Year Ended 11/30/2001	Period Ended 11/30/2000 [1]	Year Ended 9/30/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,507,535	$3,278,140	$14,128,168
Net realized gain (loss) on investments and foreign currency transactions	2,911,022	(103,878)	(997,252)
Net realized gain on capital distributions from other investment companies	--	--	20,187
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	12,910,301	2,959,712	1,925,534

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	43,328,858	6,133,974	15,076,637

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(19,049,314)	(2,392,799)	(11,557,062)
Institutional Service Shares	(8,302,161)	(853,188)	(2,641,368)
Class A Shares	(39,737)	--	--
Class B Shares	(90,303)	--	--
Class C Shares	(28,223)	--	--
Distributions from net realized gain on investments
Institutional Shares	--	--	(117,737)
Institutional Service Shares	--	--	(13,144)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(27,509,738)	(3,245,987)	(14,329,311)

Share Transactions:
Proceeds from sale of shares	390,815,068	46,458,276	222,621,787
Proceeds from shares issued in connection with the tax free transfer of assets from First Bank Chesterfield	4,491,019	--	--
Proceeds from shares issued in connection with the taxable transfer of assets from First Bank Chesterfield	2,870,369	--	--
Proceeds from shares issued in connection with the tax free transfer of assets from Central National Bank of Enid	4,497,860	--	--
Net asset value of shares issued to shareholders in payment of distributions declared	8,600,068	949,586	4,040,580
Cost of shares redeemed	(181,008,248)	(14,147,874)	(114,662,440)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	230,266,136	33,259,988	111,999,927

Change in net assets	246,085,256	36,147,975	112,747,253

Net Assets:
Beginning of period	315,698,635	279,550,660	166,803,407

End of period (including undistributed net investment income of $9,565 at November 30, 2000)	$561,783,891	$315,698,635	$279,550,660

1 The Fund changed its fiscal year end from September 30 to November 30.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2001

ORGANIZATION

Federated Total Return Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of four portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers five classes of shares: Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares. During the period, the Fund added the following share classes:

Effective Date	Class Name
August 16, 2001	Class A Shares
August 3, 2001	Class B Shares
August 2, 2001	Class C Shares

The investment objective of the Fund is to provide total return.

On December 15, 2000, the Fund received a tax-free transfer of assets from the First Bank Fixed-Income Fund B common trust and a taxable transfer of assets from the First Bank Fixed-Income Fund D collective trust, as follows:

Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Depreciation Included in Tax-Free Net Assets Received	[1]
433,078	276,795	$4,491,019	$2,870,369	$122,578

Net Assets of Fund Prior to Combination		Net Assets of Common and Collective Trust Fund Immediately Prior to Combination		Net Assets of Fund Immediately After Combination
$321,807,689		$7,361,388		$329,169,077

On May 18, 2001, the Fund received a tax-free transfer of assets from Central Bank of Enid, a Common Trust Fund as follows:

Institutional Shares of the Fund Issued	Common Trust Fund Net Assets Received	Unrealized Appreciation	[2]	Net Assets of the Fund Prior to Combination	Net Assets of Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
431,243	$4,497,860	$22,545		$438,418,606	$4,497,860	$442,916,466

1 Unrealized depreciation is included in the Tax-Free Transfer of Common Trust Fund Net Assets Received amount shown above.

2 Unrealized appreciation is included in the Common Trust Fund Net Assets Received amount shown above.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income securities, asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Federated Core Trust, ("Core Trust") which is managed by Federated Investment Management Company, the Fund's Adviser. Core Trust is an open-end management company, registered under the Investment Company Act of 1940, available only to registered investment companies and other institutional investors. The investment objective of High Yield Bond Portfolio, a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. The investment objective of Federated Mortgage Core Portfolio, a series of Core Trust, is to seek total return by investing in a diversified portfolio of mortgage-backed fixed income securities. Federated receives no advisory or administrative fees on behalf of Core Trust. Income distributions from Core Trust are declared daily and paid monthly, and are recorded by the Fund as dividend income. Capital gain distributions, if any, from Core Trust are declared and paid annually, and are recorded by the Fund as capital gains. Additional information regarding High Yield Bond Portfolio and/or Federated Mortgage Core Portfolio is available upon request.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have any effect on the financial statements.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$50,956	$(50,956)

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned must be in cash or government securities. Collateral is maintained at a minimum level of 100% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of November 30, 2001, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$49,723,824	$51,345,799

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At November 30, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Institutional Shares	1,000,000,000

Institutional Service Shares	1,000,000,000

Class A Shares	1,000,000,000

Class B Shares	1,000,000,000

Class C Shares	1,000,000,000

TOTAL	5,000,000,000

Transactions in capital stock were as follows:

	Year Ended 11/30/2001		Period Ended 11/30/2000[1]		Year Ended 9/30/2000
Institutional Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	19,649,644	$207,084,621	3,608,927	$36,726,438	14,928,718	$149,925,308
Shares issued in connection with the tax free transfer of assets from First Bank Chesterfield	433,078	4,491,019	--	--	--	--
Shares issued in connection with the taxable transfer of assets from First Bank Chesterfield	276,795	2,870,369	--	--	--	--
Shares issued in connection with the tax free transfer of assets from Central Bank of Enid	431,243	4,497,860	--	--	--	--
Shares issued to shareholders in payment of distributions declared	508,170	5,367,730	66,140	675,195	303,579	3,050,770
Shares redeemed	(11,514,355)	(121,309,299)	(1,020,535)	(10,362,571)	(9,442,584)	(94,718,804)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	9,784,575	$103,002,300	2,654,532	$27,039,062	5,789,713	$58,257,274

	Year Ended 11/30/2001		Period Ended 11/30/2000[1]		Year Ended 9/30/2000
Institutional Service Shares:	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	15,058,031	$158,926,659	957,690	$9,731,838	7,240,323	$72,696,479
Shares issued to shareholders in payment of distributions declared	295,306	3,126,624	26,881	274,391	98,417	989,810
Shares redeemed	(5,583,961)	(58,957,507)	(372,467)	(3,785,303)	(1,986,423)	(19,943,636)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	9,769,376	$103,095,776	612,104	$6,220,926	5,352,317	$53,742,653

	Year Ended 11/30/2001[2]
Class A Shares:	Shares	Amount
Shares sold	689,585	$7,424,980
Shares issued to shareholders in payment of distributions declared	1,832	19,637
Shares redeemed	(7,884)	(84,302)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	683,533	$7,360,315

	Year Ended 11/30/2001[3]
Class B Shares:	Shares	Amount
Shares sold	1,260,111	$13,493,325
Shares issued to shareholders in payment of distributions declared	6,308	67,746
Shares redeemed	(60,902)	(653,067)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	1,205,517	$12,908,004

	Year Ended 11/30/2001[4]
Class C Shares:	Shares	Amount
Shares sold	362,565	$3,885,483
Shares issued to shareholders in payment of distributions declared	1,707	18,331
Shares redeemed	(375)	(4,073)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	363,897	$3,899,741

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,806,898	$230,266,136	3,266,636	$33,259,988	11,142,030	$111,999,927

1 Reflects operations for the period from October 1, 2000 to November 30, 2000, due to fiscal year end change.

2 Reflects operations for the period from August 16, 2001 (start of performance) to November 30, 2001.

3 Reflects operations for the period from August 3, 2001 (start of performance) to November 30, 2001.

4 Reflects operations for the period from August 2, 2001 (start of performance) to November 30, 2001.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Institutional Service Shares, Class A, Class B and Class C Shares to finance activities intended to result in the sale of the Fund's Institutional Service Shares, Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Institutional Service Shares	0.25%
Class A	0.25%
Class B	0.75%
Class C	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government and short-term securities, (and in-kind contributions), for the year ended November 30, 2001, were as follows:

Purchases	$357,031,526
Sales	$184,072,816

Purchases and sales of long-term U.S. government securities for the year ended November 30, 2001, were as follows:

Purchases	$140,790,794
Sales	$112,684,382

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended November 30, 2001, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF DIRECTORS OF FEDERATED TOTAL RETURN SERIES, INC. AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund (the "Fund"), a portfolio of Federated Total Return Series, Inc., as of November 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the periods ended November 30, 2001 and 2000 and the year ended September 30, 2000, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for periods ended prior to September 30, 1998 were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Total Return Bond Fund as of November 30, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 9, 2002

A Statement of Additional Information (SAI) dated January 31, 2002, is incorporated by reference into this prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your investment professional or the Fund at 1-800-341-7400.

You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

[Logo of Federated]

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Investment Company Act File No. 811-7115

Federated is a registered mark of Federated Investors, Inc.
2002© Federated Investors, Inc.

Cusip 31428Q820
Cusip 31428Q812
Cusip 31428Q796

26520 (1/02)

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

STATEMENT OF ADDITIONAL INFORMATION

January 31, 2002

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the Class A, B and C Shares prospectus for Federated Total Return Bond Fund (Fund), dated January 31, 2002.

Obtain the prospectus and the Annual Report's Management's Discussion of Fund Performance without charge by calling 1-800-341-7400.

[Logo of Federated]

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com

Federated Securities Corp., Distributor

26521 (1/02)

Federated is a registered mark
of Federated Investors, Inc.
2002 ©Federated Investors, Inc.

CONTENTS
How is the Fund Organized?	1
Investment Strategy	1
Securities in Which the Fund Invests	3
What do Shares Cost?	10
How is the Fund Sold?	11
Exchanging Securities for Shares	12
Subaccounting Services	12
Redemption in Kind	12
Account and Share Information	12
Tax Information	13
Who Manages and Provides Services to the Fund?	13
How does the Fund Measure Performance?	16
Who is Federated Investors, Inc.?	18
Investment Ratings	19
Addresses	21

How is the Fund Organized?

The Fund is a diversified portfolio of Federated Total Return Series, Inc. (Corporation). The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on October 11, 1993. The Corporation may offer separate series of shares representing interests in separate portfolios of securities. The Fund changed its name from Federated Government Total Return Fund to Federated Total Return Bond Fund on May 15, 1996.

The Board of Directors (the Board) has established five classes of shares of the Fund, known as Institutional Shares, Institutional Service Shares, Class A Shares, Class B Shares and Class C Shares (Shares). This SAI relates to Class A Shares, Class B Shares and Class C Shares. The Fund's investment adviser is Federated Investment Management Company (Adviser).

Investment Strategy

The Fund pursues its investment objective by investing primarily in U.S.-dollar denominated investment-grade fixed income securities. In addition, the Fund may invest in high-yield, non-U.S.-dollar, and emerging market fixed income securities when the Adviser considers the risk-return prospects of those sectors to be attractive. Investment grade debt securities are rated BBB or higher by a nationally recognized statistical rating organization (NRSRO), or if unrated, of comparable quality as determined by the Adviser. Non-investment grade securities are rated BB or lower by a NRSRO, or of comparable quality if unrated.

The Adviser actively manages the Fund's portfolio seeking total return over longer time periods in excess of the Fund's benchmark, the Lehman Brothers Aggregate Bond Index ("LBAB"). This index covers the investment grade fixed income securities market, including government and credit securities, agency mortgage passthrough securities, asset-backed securities, and commercial mortgage-backed securities. These major sectors are subdivided into more specific indices.

The Fund invests in each of these sectors but may also invest a portion of its portfolio in foreign investment grade debt securities and domestic or foreign non-investment grade securities. Domestic non-investment grade debt securities include both convertible and high-yield corporate debt securities. Foreign governments or corporations in either emerging or developed market countries issue foreign non-investment grade and foreign investment grade debt securities. The foreign debt securities in which the Fund may invest may be denominated in either foreign currency or in U.S. Dollars.

The Adviser utilizes the following four-part decision making process in order to create a diversified, risk-adjusted portfolio.

  First, the Adviser may lengthen or shorten portfolio duration from time to time based on its interest rate outlook. "Duration" measures the sensitivity of a security's price to changes in interest rates. The Adviser adjusts the portfolio's duration by buying and selling securities of different maturities. There are no limits on the duration of a security that the Adviser may purchase. The greater a portfolio's average duration, the greater the change in the portfolio's value in response to a change in market interest rates. The average duration of the portfolio is normally within +/- 20% of the duration of the LBAB, however, the duration of the Fund's portfolio is not limited as a matter of investment policy.

  With respect to its general duration management strategy, the Adviser tries to extend the portfolio's average duration when it expects interest rates to fall and shorten the duration when it expects interest rates to rise. This method seeks to enhance the returns from favorable interest rate changes and reduce the effect of unfavorable changes.

  The Adviser's interest rate outlook is the most important factor in selecting the methods used to manage the duration of the portfolio. The Adviser formulates its interest rate outlook and otherwise attempts to anticipate changes in economic and market conditions by analyzing a variety of factors such as:

  -- Current and expected U.S. growth;

  -- Current and expected interest rates and inflation;

  -- The U.S. Federal Reserve Board's monetary policy; and

  -- Changes in the supply of or demand for U.S. government securities.

  There is no assurance that the Adviser will be successful in its efforts to forecast market interest rates and assess relative risks and the impact of market interest rates on particular securities.
  Second, the Adviser strategically positions the portfolio based on its expectations for changes in the yield curve. The Adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates.

  In constructing a portfolio with a targeted average duration, the adviser tries to combine individual portfolio securities with different durations to take advantage of relative changes in interest rates. Relative changes in interest rates may occur whenever longer-term interest rates move more, less or in a different direction than shorter-term interest rates. As a general matter, the adviser typically structures the portfolio in one of the following ways:

  -- A "bulleted" portfolio structure consists primarily of securities with durations close to the portfolio's average duration. The Adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to increase.

  -- A "barbelled" portfolio structure consists primarily of securities with durations above and below the average duration. The Adviser may use this structure, for example, when it expects the difference between longer term and shorter term interest rates to decrease.

  -- A "laddered" portfolio structure consists of securities with durations above, below, and at the average duration. The Adviser may use this structure, for example, when it expects longer term and shorter term interest rates to change by approximately the same amount. Generally, when a laddered portfolio structure is used, it is designed so that the durations of the securities in the portfolio are consistent with the durations of the securities in the portfolio's benchmark.
  Third, the Adviser seeks to enhance the Fund's performance by allocating relatively more of its portfolio to the sector that is expected to offer the best balance between total return and risk and thus offer the greatest potential for return. The allocation process is based on the Adviser's continuing analysis of a variety of sector-specific economic and market indicators in order to arrive at the projected yield "spread" of each security. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) A security's projected spread is then weighed against the spread at which the security can currently be purchased.

  In making the sector allocations, the Adviser considers the historical performance of each sector, risk present in a sector and a variety of economic and market indicators, which include the following:

  -- Asset-backed securities are secured by and paid from a pool of underlying assets, such as automobile installment sales contracts, home equity loans, property leases and credit card receivables. The quality of the underlying assets will determine the risk and potential return of these securities. The Fund generally invests in higher-quality, lower-risk asset-backed securities which provide a return that normally exceeds U.S. Treasury securities. Asset-backed securities are generally issued by private issuers and expose investors to interest rate, credit and prepayment risks.

  -- Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage backed agency securities to compensate for this prepayment risk, as well as credit risk if they are issued by private issuers.

  -- Corporate debt securities generally offer higher yields than U.S. government securities to compensate for credit risk. The Adviser invests the Fund's portfolio, seeking the higher relative returns of available corporate debt securities, while attempting to limit the associated credit risk.

  -- The Fund may invest a portion of its portfolio in non-investment grade fixed income securities. The non-investment grade securities in which the Fund invests generally pay higher interest rates as compensation for the greater default risk attached to the securities. The Fund may invest in non-investment grade debt securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser.

  -- Foreign fixed income securities, particularly lower-rated foreign debt securities, also generally offer higher yields than domestic fixed income securities, as compensation for higher credit risks of the issuers. In order to diversify the Fund's holdings and to gain exposure to a foreign market, the Adviser may invest a portion of the Fund's assets in debt securities issued either by foreign governments or by companies based outside of the United States. Securities of foreign companies may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than those of United States companies.
  Finally, the Adviser's attempts to select individual securities that it believes may outperform a sector-specific benchmark or provide better returns than U.S. Treasury securities of comparable duration. Through ongoing relative value analysis, the Adviser generally compares current yield differences of securities to their historical and expected yield differences. The Adviser also considers the sector-specific risks when making individual security selections on behalf of the portfolio. The following are examples of this analysis:

  -- The Adviser attempts to manage the Fund's prepayment risk by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting these securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

  -- The Adviser attempts to manage the Fund's credit risk by selecting corporate debt securities and asset-backed securities that are less likely to default in the payment of principal and interest. The Adviser looks a variety of factors to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting corporate fixed income securities, the Adviser analyzes a company's business, competitive position, and general financial condition to assess whether the security's credit risk is commensurate with its potential return. In selecting asset-backed securities, the Adviser analyzes the quality and composition of the underlying assets and issuer.

  -- In selecting foreign fixed income securities, the Adviser analyzes relative credit quality of issuers. The adviser focuses on credit analysis because, normally, changes in market interest rates are a small component of investment return for these securities compared to the impact of changes in credit quality. This is especially true with respect to the prices of high yield, lower rated bonds, which will decline or rise more due to deterioration or improvement in the issuer's credit quality than due to a rise or fall in market interest rates. The Adviser analyzes credit by first performing fundamental analyses of several countries to find relatively favorable economic conditions, and then performing fundamental analyses of available securities in selected countries. In selecting countries, the Adviser analyzes a country's general economic condition and outlook, including its interest rates, foreign exchange rates and current account balance. The Adviser then analyzes the country's financial condition, includi ng its credit ratings, government budget, tax base, outstanding public debt and the amount of public debt held outside the country. The Adviser also considers how developments in other countries in the region or world might affect these factors. Using its analysis, the Adviser attempts to identify countries with favorable characteristics, such as strengthening economy, favorable inflation rate, sound budget policy or strong public commitment to repay government debt. Similar to the analysis of domestic corporate debt issuers, the Adviser analyzes the business, competitive position, and financial condition of a foreign corporate debt issuer to assess whether the security's credit risk is commensurate with its potential return.

This four-part investment process is designed to capture the depth of experience and focus of each of the Adviser's fixed-income sector teams--government, corporate, mortgage-backed, asset-backed, high yield and international.

Because the Fund refers to fixed-income investments in its name, it will notify shareholders in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed-income investments.

Securities in Which the Fund Invests

In pursuing its investment strategy, the Fund may invest in the following securities for any purpose that is consistent with its investment objective.

SECURITIES DESCRIPTIONS AND TECHNIQUES

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Fund invests.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Fund treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Commercial Paper

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Demand Instruments

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Fund may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and prepayments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

The Fund may invest in mortgage backed securities primarily by investing in another investment company (which is not available for general investment by the public) that owns those securities and that is advised by an affiliate of the Adviser. This other investment company is managed independently of the Fund and may incur additional administrative expenses. Therefore, any such investment by the Fund may be subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional expenses. The Fund may also invest in such securities directly.

Collateralized Mortgage Obligations (CMOs)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

Sequential CMOs

In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

PACs, TACs and Companion Classes

More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs AND POs

CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

Floaters and Inverse Floaters

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

Z Classes and Residual Classes

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of pass through instruments or asset-backed bonds. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

Bank Instruments

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

Convertible Securities

Convertible securities are fixed income securities that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

FOREIGN EXCHANGE CONTRACTS

In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.

HEDGING

Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivatives contracts, or derivatives contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivatives contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivatives contracts that cover a narrow range of circumstances; or (3) involve the sale of derivatives contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and cou ld result in increased expenses and losses to the Fund.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity risks.

The Fund may trade in the following types of derivative contracts.

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

The Fund may buy and sell financial and foreign currency futures contracts

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Fund may:

  Buy call options on financial and foreign currency futures contracts in anticipation of an increase in the value of the underlying asset;
  Buy put options on portfolio securities, financial and foreign currency futures contracts in anticipation of a decrease in the value of the underlying asset; and
  Buy or write options to close out existing options positions.

The Fund may also write call options on portfolio securities, financial and foreign currency futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

The Fund may also write put options on financial and foreign currency futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When the Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

The Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets.

Swaps

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors, and collars. Common swap agreements that the Fund may use include:

Interest Rate Swaps

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.

SPECIAL TRANSACTIONS

Repurchase Agreements

Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

Reverse Repurchase Agreements

Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Delayed Delivery Transactions

Delayed delivery transactions, including when issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.

Securities Lending

The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

Asset Coverage

In order to secure its obligations in connection with derivatives contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

Inter-Fund Borrowing and Lending Arrangements

The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. ("Federated funds") to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending funds, and an inter-fund loan is only made if it benefits each participating fund. Federated administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter- fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating funds.

For example, inter-fund lending is permitted only (a) to meet shareholder redemption requests, and (b) to meet commitments arising from "failed" trades. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending fund than market-competitive rates on overnight repurchase agreements (the "Repo Rate") and more attractive to the borrowing fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (the "Bank Loan Rate"), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and Bank Loan Rate.

INVESTMENT RATINGS

Investment grade securities include fixed income securities rated AAA, the highest rating category, through BBB by a Nationally Recognized Rating Service (Rating Service) or, if unrated, those securities determined to be of equivalent quality by the Adviser. Non-investment grade fixed income securities are rated BB or below by a Rating Service or unrated. When the Fund invests in fixed income securities some will be non-investment grade at the time of purchase. Unrated securities will be determined by the Adviser to be of like quality and may have greater risk but a higher yield than comparable rated securities.

Securities rated BBB or below by Standard & Poor's or Baa by Moody's Investors Service have speculative characteristics.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund's principal risks are described in its prospectus. Additional risk factors are outlined below.

Interest Rate Risks

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

Credit Risks

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Call and Prepayment Risks

  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.
  Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. Other economic factors can also lead to increases or decreases in prepayments. Increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. These factors, particularly the relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than many other types of fixed income securities with comparable credit risks.
  Mortgage backed securities generally compensate for greater prepayment risk by paying a higher yield. The difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security is perceived to have an increased prepayment risk or perceived to have less market demand. An increase in the spread will cause the price of the security to decline.
  The Fund may have to reinvest the proceeds of mortgage prepayments in other fixed income securities with lower interest rates, higher prepayment risks, or other less favorable characteristics.

Liquidity Risks

  Trading opportunities are more limited for CMOs that have complex terms or that are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
  OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Risks Associated with Complex CMOs

  CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risks than other mortgage backed securities. For example, their prices are more volatile and their trading market may be more limited.

Risks Associated with Noninvestment Grade Securities

  Securities rated below investment grade, also known as junk bonds, generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Currency Risks

  Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

  The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Euro Risks

  The Fund may make significant investments in securities denominated in the Euro, the new single currency of the European Monetary Union (EMU). Therefore, the exchange rate between the Euro and the U.S. dollar will have a significant impact on the value of the Fund's investments.
  With the advent of the Euro, the participating countries in the EMU can no longer follow independent monetary policies. This may limit these countries' ability to respond to economic downturns or political upheavals, and consequently reduce the value of their foreign government securities.

Leverage Risks

  Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
  Investments can have these same results if their returns are based on a multiple of a specified index, security, or other benchmark.

FUNDAMENTAL INVESTMENT OBJECTIVE

The Fund's investment objective is to provide total return. The investment objective may not be changed by the Fund's Directors without shareholder approval.

INVESTMENT LIMITATIONS

Selling Short or Buying on Margin

The Fund will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities, except that the Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the Fund by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges of the Fund's assets: margin deposits for the purchase and sale of financial futures contracts and related options, and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

Investing in Real Estate

The Fund will not purchase or sell real estate, including limited partnership interests, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

Investing in Commodities

The Fund will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

Underwriting

The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.

Lending Cash or Securities

The Fund will not lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund's investment objective, policies, and limitations.

Concentration of Investments

The Fund will not invest 25% or more of the value of its total assets in any one industry (other than securities issued by the U.S. government, its agencies, or instrumentalities).

The above limitations cannot be changed by the Board of Directors (Board) unless authorized by the "vote of a majority of its outstanding voting securities," as defined by the Investment Company Act of 1940. The following limitation, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective.

Investing in Illiquid Securities

The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, interest rate swaps, non-negotiable fixed-time deposits with maturities over seven days, and certain restricted securities not determined by the Directors to be liquid.

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund does not expect to borrow money, pledge securities or engage in reverse repurchase agreements during the coming fiscal year.

For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Fund's portfolio securities are determined as follows:

  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over- the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  for fixed income securities, according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost; and
  for all other securities at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker- dealers or other financial institutions that trade the securities.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Fund's Board, although the actual calculation may be done by others.

What do Shares Cost?

The Fund's net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of the Fund.

The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

Quantity Discounts

Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

Accumulated Purchases

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.

Concurrent Purchases

You can combine concurrent purchases of the same share class of two or more Federated Funds in calculating the applicable sales charge.

Letter of Intent - Class A Shares

You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

Reinvestment Privilege

You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.

Purchases by Affiliates of the Fund

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

  the Directors, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;
  any associated person of an investment dealer who has a sales agreement with the Distributor; and
  trusts, pension or profit-sharing plans for these individuals.

Federated Life Members

Shareholders of the Fund known as "Federated Life Members" are exempt from paying any front-end sales charge. These shareholders joined the Fund originally:

  through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or
  as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987.

REDUCING OR ELIMINATING THE CONTINGENT DEFERRED SALES CHARGE

These reductions or eliminations are offered because: no sales commissions have been advanced to the investment professional selling Shares; the shareholder has already paid a Contingent Deferred Sales Charge (CDSC); or nominal sales efforts are associated with the original purchase of Shares.

Upon notification to the Distributor or the Fund's transfer agent, no CDSC will be imposed on redemptions:

  following the death or post-purchase disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder;
  representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2;
  of Shares that represent a reinvestment within 120 days of a previous redemption;
  of Shares held by the Directors, employees, and sales representatives of the Fund, the Adviser, the Distributor and their affiliates; employees of any investment professional that sells Shares according to a sales agreement with the Distributor; and the immediate family members of the above persons;
  of Shares originally purchased through a bank trust department, a registered investment adviser or retirement plans where the third party administrator has entered into certain arrangements with the Distributor or its affiliates, or any other investment professional, to the extent that no payments were advanced for purchases made through these entities;
  which are involuntary redemptions processed by the Fund because the accounts do not meet the minimum balance requirements; and

Class B Shares Only

  which are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program.

How is the Fund Sold?

Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN (CLASS A, B AND C SHARES)

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

Federated and its subsidiaries may benefit from arrangements where the Rule 12b-1 Plan fees related to Class B Shares may be paid to third parties who have advanced commissions to investment professionals.

SHAREHOLDER SERVICES

The Fund may pay Federated Shareholder Services Company, a subsidiary of Federated Investors, Inc. (Federated), for providing shareholder services and maintaining shareholder accounts. Federated Shareholder Services Company may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker/dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor and/or Federated Shareholder Services Company. (These fees do not come out of Fund assets.) The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts. These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

When an investment professional's customer purchases shares, the investment professional may receive:

  an amount up to 5.50% and 1.00%, respectively, of the NAV of Class B and C Shares.

In addition, the Distributor may pay investment professionals 0.25% of the purchase price of $1 million or more of Class A Shares that its customer has not redeemed over the first year.

Class A Shares

Investment professionals purchasing Class A Shares for their customers are eligible to receive an advance payment from the Distributor based on the following breakpoints:

Amount	Advance Payments as a Percentage of Public Offering Price
First $1 - $5 million	0.75%
Next $5 - $20 million	0.50%
Over $20 million	0.25%

For accounts with assets over $1 million, the dealers advance payments reset annually to the first breakpoint on the anniversary of the first purchase.

Class A Share purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance payments will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer advance payments. Certain retirement accounts may not be eligible for this program.

A contingent deferred sales charge of 0.75% of the redemption amount applies to Class A Shares redeemed up to 24 months after purchase. The CDSC does not apply under certain investment programs where the investment professional does not receive an advance payment on the transaction including, but not limited to, trust accounts and wrap programs where the investor pays an account level fee for investment management.

Exchanging Securities for Shares

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

Subaccounting Services

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

Redemption in Kind

Although the Fund intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.

Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Fund's Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

Account and Share Information

VOTING RIGHTS

Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

All Shares of the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Directors may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Corporation's outstanding shares of all series entitled to vote.

As of January 2, 2002, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Alpa and Company, Welch, WV owned approximately 217,114 shares (26.81%); Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ 8421840028-5, owned approximately 93,109 shares (11.50%); Edward Jones & Co., Maryland Heights, MO owned approximately 77,088 shares (9.52%); and Donaldson Lufkin Jenrette Securities Corporation, Inc., Jersey City, NJ 8421840062-5 owned approximately 56,042 shares (6.92%).

As of January 2, 2002, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: MLPF&S, Jacksonville, FL owned approximately 128,374 shares (9.41%).

As of January 2, 2002, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: Bank of Jonesboro, Jonesboro, AR owned approximately 88,871 shares (19.05%); MLPF&S, Jacksonville, FL owned approximately 67,695 shares (14.51%); and Painewebber, Weehawken, NJ owned approximately 23,715 shares (5.08%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Tax Information

FEDERAL INCOME TAX

The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation's other portfolios will be separate from those realized by the Fund.

FOREIGN INVESTMENTS

If the Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If the Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

Who Manages and Provides Services to the Fund?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Corporation, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Director from the Corporation for its most recent fiscal year, if applicable, and the total compensation received from the Federated Fund Complex for the most recent calendar year. The Corporation comprises four funds and The Federated Fund Complex comprises 44 investment companies, whose investment advisers are affiliated with the Fund's Adviser.

As of January 2, 2002, the Fund's Board and Officers as a group owned less than 1% of the Fund's outstanding Class A Shares, Class B Shares and Class C Shares.

Name Birth Date Address Position With Corporation	Principal Occupations for Past Five Years	Aggregate Compensation From Fund	Total Compensation From Corporation and Fund Complex

John F. Donahue*†# Birth Date: July 28, 1924 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHAIRMAN AND DIRECTOR	Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.; formerly: Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director and Chairman of Audit Committee, Robroy Industries, Inc. (coated steel conduits/computer storage equipment); Director, Member of Executive Committee, University of Pittsburgh, formerly: Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc. (physician practice management).	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; formerly: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide); formerly: Partner, Andersen Worldwide SC.	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College; Director, Iperia Corp. (communications/software); formerly: Director, Redgate Communications and EMC Corporation (computer storage systems). Previous Positions: Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center -- Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center; Member, National Board of Trustees, Leukemia Society of America.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL DIRECTOR	Director or Trustee of the Federated Fund Complex; formerly: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation. Previous Positions: Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY DIRECTOR	Director or Trustee of some of the Federated Fund Complex; Management Consultant. Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Executive Vice President, DVC Group, Inc.; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.	$515.08	$128,476.77 for the Corporation and 43 other investment companies in the Fund Complex

John E. Murray, Jr., J.D., S.J.D.# Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Chancellor, Law Professor, Duquesne University; Consulting Partner, Mollica & Murray; Director, Michael Baker Corp. (engineering, construction, operations and technical services). Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.	$513.28	$127,719.00 for the Corporation and 43 other investment companies in the Fund Complex

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA DIRECTOR	Director or Trustee of the Federated Fund Complex; Public Relations/Marketing/Conference Planning. Previous Positions: National Spokesperson, Aluminum Company of America; television producer; business owner; conference coordinator.	$468.20	$116,780.02 for the Corporation and 43 other investment companies in the Fund Complex

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN DIRECTOR	Director or Trustee of some of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc. (heavy highway contractor); formerly: Vice President, Walsh & Kelly, Inc.	$468.20	$116,780.01 for the Corporation and 43 other investment companies in the Fund Complex

J. Christopher Donahue*† Birth Date: April 11, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA PRESIDENT AND DIRECTOR

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; President, Chief Executive Officer and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; President, Chief Executive Officer and Director, Federated Global Investment Management Corp.; President and Chief Executive Officer, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; formerly: President, Federated Investment Counseling.

		$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT

President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services; formerly: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

		$0	$0 for the Corporation and 37 other investment companies in the Fund Complex

John W. McGonigle Birth Date: October 26, 1938 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT AND SECRETARY	Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; formerly: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER	Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; formerly: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.	$0	$0 for the Corporation and 43 other investment companies in the Fund Complex

William D. Dawson, III Birth Date: March 3, 1949 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF INVESTMENT OFFICER

Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.; formerly: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

		$0	$0 for the Corporation and 25 other investment companies in the Fund Complex

Joseph M. Balestrino Birth Date: November 3, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT

Joseph M. Balestrino has been the Fund's Portfolio Manager since September 1996. He is Vice President of the Corporation. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Fund's Adviser since 1998. He was a Portfolio Manager and a Vice President of the Fund's Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.

		$0	$0 for the Corporation and 3 other investment companies in the Fund Complex

* An asterisk denotes a Director who is deemed to be an interested person as defined in the 1940 Act.

# A pound sign denotes a Member of the Board's Executive Committee, which handles the Board's responsibilities between its meetings.

† Mr. Donahue is the father of J. Christopher Donahue, President and Director of the Corporation.

INVESTMENT ADVISER

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

The Adviser shall not be liable to the Corporation or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.

Other Related Services

Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Fund, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Directors, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Fund and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets of all Federated Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $250 million
0.125 of 1%	on the next $250 million
0.100 of 1%	on the next $250 million
0.075 of 1%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Fund, Deloitte & Touche LLP, conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUND FOR SERVICES

For the Period Ended November 30[1]	2001
Advisory Fee Earned	$1,771,267
Advisory Fee Reduction	1,022,959
Advisory Fee Reimbursement	590
Administrative Fee	333,396
12b-1 Fee:
Class A Shares	1,816
Class B Shares	13,798
Class C Shsres	4,472
Shareholder Services Fee:
Class A Shares	1,816
Class B Shares	4,600
Class C Shares	1,491

1 The Start of Performance dates for Class A, B and C Shares were August 16, 2001, August 3, 2001 and August 2, 2001, respectively.

Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (Rule 12b-1) fees and shareholder services fees, which are borne only by the applicable class of Shares.

How does the Fund Measure Performance?

The Fund may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

Total returns are given for the Start of Performance periods ended November 30, 2001.

Yield is given for the 30-day period ended November 30, 2001.

Share Class	30-Day Period	Start of Performance on 8/16/2001
Class A:
Total Return	NA	(2.31)%
Yield	5.22%	NA

Share Class	30-Day Period	Start of Performance on 8/3/2001
Class B:
Total Return	NA	(2.60)%
Yield	4.95%	NA

Share Class	30-Day Period	Start of Performance on 8/2/2001
Class C:
Total Return	NA	1.82%
Yield	4.95%	NA

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

  references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices;
  charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;
  discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Fund; and
  information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Russell Active Sector Rotation Accounts Universe

Russell Active Sector Rotation Accounts Universe includes portfolios that change interest rate exposure relative to the Lehman Brothers Aggregate Bond Index or other broad market indexes, with changes in portfolio interest rate sensitivity limited to approximately plus or minus 20% index duration. Durations have typically been 3.5 to 6 years. Primary emphasis is on selecting undervalued sectors or issues. Includes separate accounts, pooled funds, or mutual funds managed by investment advisors, banks or insurance companies.

Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in the "Intermediate Investment Grade Debt" category in advertising and sales literature.

Lehman Brothers Government/Credit (Total) Index

Lehman Brothers Government/Corporate (Total) Index is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.

Lehman Brothers Intermediate Government/Credit Bond Index

Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index comprised of all the bonds issued by the Lehman Brothers Government/Corporate Bond Index with maturities between 1 and 9.99 years. Total return is based on price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Lehman Brothers Aggregate Bond Index

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/ Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

Who is Federated Investors, Inc.?

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated's disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated's investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

FEDERATED FUNDS OVERVIEW

Municipal Funds

In the municipal sector, as of December 31, 2001, Federated managed 12 bond funds with approximately $2.3 billion in assets and 22 money market funds with approximately $44.8 billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

Equity Funds

In the equity sector, Federated has more than 31 years' experience. As of December 31, 2001, Federated managed 40 equity funds totaling approximately $20.7 billion in assets across growth, value, equity income, international, index and sector (i.e. utility) styles. Federated's value-oriented management style combines quantitative and qualitative analysis and features a structured, computer-assisted composite modeling system that was developed in the 1970s.

Corporate Bond Funds

In the corporate bond sector, as of December 31, 2001, Federated managed 11 money market funds and 30 bond funds with assets approximating $62.3 billion and $5.4 billion, respectively. Federated's corporate bond decision making--based on intensive, diligent credit analysis--is backed by over 29 years of experience in the corporate bond sector. In 1972, Federated introduced one of the first high-yield bond funds in the industry. In 1983, Federated was one of the first fund managers to participate in the asset backed securities market, a market totaling more than $209 billion.

Government Funds

In the government sector, as of December 31, 2001, Federated managed 6 mortgage backed, 5 multi-sector government funds, 3 government/agency and 19 government money market mutual funds, with assets approximating $3.6 billion, $2.0 billion, $1.2 billion and $55.2 billion, respectively. Federated trades approximately $90.4 billion in U.S. government and mortgage backed securities daily and places approximately $35 billion in repurchase agreements each day. Federated introduced the first U.S. government fund to invest in U.S. government bond securities in 1969. Federated has been a major force in the short- and intermediate-term government markets since 1982 and currently manages approximately $50 billion in government funds within these maturity ranges.

Money Market Funds

In the money market sector, Federated gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 2001, Federated managed $136.4 billion in assets across 54 money market funds, including 19 government, 11 prime, 22 municipal and 1 euro-denominated with assets approximating $55.2 billion, $62.3 billion, $44.8 billion and $34.6 million, respectively.

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are: U.S. equity and high yield--J. Thomas Madden; U.S. fixed income--William D. Dawson, III; and global equities and fixed income--Henry A. Frantzen. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

MUTUAL FUND MARKET

Forty-nine percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $6.8 trillion to the more than 8,157 funds available, according to the Investment Company Institute.

FEDERATED CLIENTS OVERVIEW

Federated distributes mutual funds through its subsidiaries for a variety of investment purposes. Specific markets include:

Institutional Clients

Federated meets the needs of approximately 3,035 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of purposes, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax exempt entities, foundations/endowments, insurance companies, and investment and financial advisers. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division, Federated Securities Corp.

Bank Marketing

Other institutional clients include more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated Funds in their clients' portfolios. The marketing effort to trust clients is headed by Timothy C. Pillion, Senior Vice President, Bank Marketing & Sales.

Broker/Dealers and Bank Broker/Dealer Subsidiaries

Federated Funds are available to consumers through major brokerage firms nationwide--we have over 2,000 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Sales Division, Federated Securities Corp.

Investment Ratings

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE LONG-TERM BOND RATING DEFINITIONS

AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are imminent default in payment of interest or principal.

MOODY'S INVESTORS SERVICE COMMERCIAL PAPER RATINGS

Prime-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  Leading market positions in well-established industries;
  High rates of return on funds employed;
  Conservative capitalization structure with moderate reliance on debt and ample asset protection;
  Broad margins in earning coverage of fixed financial charges and high internal cash generation; and
  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S COMMERCIAL PAPER RATINGS

A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Addresses

FEDERATED TOTAL RETURN BOND FUND

Class A Shares
Class B Shares
Class C Shares

Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000

Distributor

Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Investment Adviser

Federated Investment Management Company
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Custodian

State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600

Transfer Agent and Dividend Disbursing Agent

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600

Independent Auditors

Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

[Logo of Federated]

Federated Total Return Bond Fund

A Portfolio of Federated Total Return Series, Inc.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Annual Report for the 12 Months Ended November 30, 2001

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Investment Review

The past fiscal year ended November 30, 2001 was very positive for high-quality fixed income securities. The year was essentially characterized by a significantly slower economic environment, which was accompanied by the Federal Reserve Board (the "Fed") cutting the federal funds target rate on ten separate occasions. In this marketplace, equity markets continued to deteriorate in price, and investor cash flows generally moved from stocks to bonds and money market instruments.

Within the various bond market sectors, investment-grade corporate bonds provided the highest returns, as investors sought out the higher yielding but still relatively safe securities to offset the dramatic yield declines in short money market securities. Following the performance of high-quality corporate bonds were U.S. agencies, mortgage and Treasury securities.

The terrorist events of September 11 created massive volatility among the various bond sectors, but for only a short time period, as investors initially demanded pure U.S. Treasury securities in typical "safe haven" fashion. By the time the fund's fiscal year came to an end in November, corporate bonds were again in large demand, outperforming Treasury securities.

Given the events over the past year, the fund was in a position to benefit from both a falling interest rate environment and the strong performance of investment-grade corporate bonds. For the period ended November 30, 2001, the fund's Class A Shares returned 2.29% (start of period August 16, 2001); the fund's Class B Shares returned 2.90% (start of period August 3, 2001); and the fund's Class C Shares returned 2.82% (start of period August 2, 2001).1

With the significant stimulative action generated by the long series of Fed interest rate cuts, along with federal income tax reductions and increased government spending, the U.S. economy could be in a position to bottom-out and begin a new growth cycle at some point in 2002. Should the marketplace start to anticipate an economic bottom, corporate bonds could potentially benefit and thus remain a favored sector for the fund. Correspondingly, U.S. Treasury securities represent a sector underweight, with an overall duration target slightly longer than that of the Lehman Brothers Aggregate Bond Index.2

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, Class B and Class C Shares were (2.31)%, (2.60)% and 1.82%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

2 This index is unmanaged.

CLASS A SHARES

Growth of $10,000 Invested in Federated Total Return Bond Fund

Cumulative Total Return[1] for the Period Ended 11/30/2001
Start of Performance (8/16/2001)	(2.31)%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Total Return Bond Fund (Class A Shares) (the "Fund") from August 16, 2001 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (LBAB).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated January 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total return quoted reflects all applicable sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

3 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

CLASS B SHARES

Growth of $10,000 Invested in Federated Total Return Bond Fund

Cumulative Total Return[1] for the Period Ended 11/30/2001
Start of Performance (8/3/2001)	(2.60)%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Total Return Bond Fund (Class B Shares) (the "Fund") from August 3, 2001 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (LBAB).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated January 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects the contingent deferred sales charge of 5.50% on any redemption less than one year from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

3 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

CLASS C SHARES

Growth of $10,000 Invested in Federated Total Return Bond Fund

Cumulative Total Return[1] for the Period Ended 11/30/2001
Start of Performance (8/2/2001)	1.82%

The graph above illustrates the hypothetical investment of $10,0002 in the Federated Total Return Bond Fund (Class C Shares) (the "Fund") from August 2, 2001 (start of performance) to November 30, 2001 compared to the Lehman Brothers Aggregate Bond Index (LBAB).3

Past performance is no guarantee of future results. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

This report must be preceded or accompanied by the Fund's prospectus dated January 31, 2002, and, together with financial statements contained therein, constitutes the Fund's annual report.

1 Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

2 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of dividends on securities in the index.

3 The LBAB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

[Logo of Federated]

Federated Total Return Bond Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 31428Q820
Cusip 31428Q812
Cusip 31428Q796

27037 (1/02)

Federated is a registered mark of Federated Investors, Inc.
2002 ©Federated Investors, Inc.